As filed with the Securities and Exchange Commission on January 25, 2013

1933 Act File No. 333-184290

1940 Act File No. 811-22758

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT	☒

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

and

REGISTRATION STATEMENT	☒

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3	☒

PIMCO Dynamic Credit Income Fund

(Exact Name of Registrant as Specified in Charter)

1633 Broadway

New York, New York 10019

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3222

(Registrant’s Telephone Number, including Area Code)

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors Fund Management LLC

1633 Broadway

New York, New York 10019

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box   ☐.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, par value $.00001	132,000,000 Shares	$25.00	$3,300,000,000	$450,120

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	A registration fee of $136.40 was previously paid in connection with the initial filing on October 4, 2012.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	January 25, 2013

                                      Shares

PIMCO Dynamic Credit Income Fund

Common Shares

Investment objectives.    PIMCO Dynamic Credit Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all of your investment in the Fund.

Investment strategy.    The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors in the global credit markets, including corporate debt, mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund will be managed according to strategies that focus on credit quality, duration management and other risk management techniques. The Fund’s portfolio and dynamic asset allocation strategy will be managed by Pacific Investment Management Company LLC, the Fund’s sub-adviser (“PIMCO” or the “Sub-Adviser”). PIMCO employs an active approach to allocation among multiple fixed-income sectors based on, among other things, market conditions, valuation assessments and economic outlook, credit market trends and other economic factors. The Fund will focus on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets.

(continued on following page)

No prior history.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end funds frequently trade at a significant discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. This risk is greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering.

The listing of the Fund’s common shares on the New York Stock Exchange has been approved, subject to notice of issuance, under the trading or “ticker” symbol “PCI.”

Investment in the Fund’s common shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but determined by PIMCO to be of comparable quality, the Fund’s exposure to foreign and emerging markets securities and currencies and to mortgage-related and other asset-backed securities, and the Fund’s anticipated use of leverage. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Fund’s exposure to foreign securities and currencies, and particularly to emerging markets securities and currencies, involves special risks, including foreign currency risk and the risk that the securities may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Mortgage-related and other asset-backed securities are subject to extension and prepayment risk and often have complicated structures that make them difficult to value. Because of the risks associated with investing in high yield securities, foreign and emerging market securities (and related exposure to foreign currencies) and mortgage-related and other asset-backed securities, and using leverage, an investment in the Fund should be considered speculative. Before buying any of the Fund’s common shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 71 of this prospectus.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public		Sales load(1)		Estimated offering expenses(2)	Proceeds to Fund
Per Share		$25.000		$1.125	$0.050		$23.825
Total	$		$		$	$
Total assuming full exercise of the over-allotment option(3)	$		$		$	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                     , 2013.

UBS Investment Bank	Citigroup	Morgan Stanley	Wells Fargo Securities

Barclays	RBC Capital Markets

BB&T Capital Markets	Comerica Securities	Deutsche Bank
Henley & Company LLC	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Newbridge Securities Corporation
Southwest Securities	Sterne Agee	Wedbush Securities Inc.

(notes from previous page)

(1)	The Sub-Adviser (and not the Fund) has agreed to pay from its own assets, upfront structuring fees to UBS Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and RBC Capital Markets, LLC. These fees are not reflected under sales load in the table above. In accordance with Financial Industry Regulatory Authority, Inc. rules, these upfront structuring fees are underwriting compensation to the recipients of such fees.
(2)	The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.050 per common share sold in this offering. The Fund will reimburse reasonable and documented out-of-pocket expenses related to the initial public offering of the Fund’s common shares incurred by certain affiliates, or associated persons thereof, and employees of Allianz Global Investors Fund Management LLC (the “Investment Manager”) and the Sub-Adviser, including in connection with participation in the road show and related activities (“affiliate expenses”), but only to the extent that reimbursement of affiliate expenses when added to any other Fund offering costs (other than the sales load) does not exceed $0.050 per common share sold in this offering (to such extent, “affiliate reimbursable amounts”). The Sub-Adviser has agreed to pay all organizational expenses of the Fund. The Sub-Adviser has also agreed to pay offering costs of the Fund (other than the sales load) to the extent that they exceed $0.050 per common share. Affiliate expenses in excess of affiliate reimbursable amounts will be assumed without reimbursement by the affiliate incurring such expense. If the Fund issues 12,000,000 common shares at a total price to the public of $300,000,000, total offering expenses are estimated at $800,000 (approximately $0.0667 per common share), of which the Fund would pay $600,000 ($0.050 per common share) and the Sub-Adviser would pay (or the Sub-Adviser or its affiliates will assume without reimbursement in the case of affiliate expenses) the balance of the offering expenses estimated at $200,000 (approximately $0.0167 per common share). The total offering expenses may vary from these estimates. See “Summary of Fund Expenses.”
(3)	The Fund has granted the underwriters an option to purchase up to additional common shares at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriting.”

(continued from cover page)

It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by the Sub-Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity for above-average returns while potentially limiting exposure to interest rate volatility and related risks.

Portfolio contents.    The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities.

The Fund will normally invest at least 50% of its net assets in corporate income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. The Fund may also invest directly in foreign currencies, including currencies of emerging market countries. The rate of interest on an income-producing security may be fixed, floating or variable. Substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Leverage.    As soon as reasonably practicable following the completion of the initial public offering of the Fund’s common shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) (i.e., leverage representing approximately 42% of the Fund’s net assets attributable to common shares). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate 30% initial level noted above) based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. Under normal market conditions, the Fund will limit its use of leverage from any combination of reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered), borrowings (i.e., loans or lines of credit from banks or other credit facilities), any future issuance of preferred shares and, to the extent described in this prospectus under the section entitled “Leverage,” credit default swaps, other swap agreements and futures contracts such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments). The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, also generally limits the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total net assets at the time utilized. See “Leverage.” By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Leverage” and “Principal Risks of the Fund—Leverage Risk.”

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information dated                 , 2013 containing additional information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the Statement of Additional Information and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling toll-free (800) 254-5197 or by writing to the Fund at 1633 Broadway, New York, New York 10019. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The Statement of Additional Information is (for a period of 60 days after completion of the initial public offering of the Fund’s common shares), and the annual report and the semi-annual report will be, made available free of charge on the Fund’s website at www.allianzinvestors.com. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. The Securities and Exchange Commission maintains an internet website (www.sec.gov) that contains other information regarding the Fund. The table of contents for the Statement of Additional Information appears on page 124 of this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund or the underwriters have authorized or verified it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

Until             , 2013 (25 days after the commencement of this offering), all dealers that buy, sell or trade the Fund’s common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s common shares, as discussed under “Principal Risks of the Fund.”

THE FUND

PIMCO Dynamic Credit Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

THE OFFERING

The Fund is offering                  common shares of beneficial interest, with a par value of $0.00001 per share, at $25.00 per share through a group of underwriters led by UBS Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. The common shares of beneficial interest are sometimes called “Common Shares,” and the holders thereof “Common Shareholders,” in the rest of this prospectus. You must purchase at least 100 Common Shares. The Fund has given the underwriters an option to purchase up to                  additional Common Shares to cover over-allotments. See “Underwriting.” The Sub-Adviser has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.050 per share. The Sub-Adviser has also agreed to pay all of the Fund’s organizational expenses.

INVESTMENT OBJECTIVES AND STRATEGIES

Investment objectives

The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The types of securities and instruments in which the Fund may invest are summarized under “The Fund’s Investment Objectives and Policies—Portfolio Management Strategies—Portfolio Contents.” The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio management strategies

Dynamic allocation strategy.    On behalf of the Fund, the Fund’s sub-adviser, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund will focus on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund will normally invest at least 50% of its net assets in corporate income-producing securities (as defined below). PIMCO may choose to focus on particular countries or regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe other investment guidelines as summarized below.

Investment selection strategies.    Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit quality.    The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent credit analysis.    PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration management.    It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by the Sub-Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity to seek above-average returns while potentially limiting exposure to interest rate volatility and related risks. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point. Duration differs from the “maturity” of a security (which is the date on which the issuer is obligated to repay the principal amount) in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until maturity. As the value of a security changes over time, so will its duration. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Non-diversification.    The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risks of the Fund—Non-Diversification Risk.”

Portfolio contents.    The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”). For purposes of the 80% policy, debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and any other type of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to debt instruments will be counted toward satisfaction of this 80% policy.

The Fund will normally invest at least 50% of its net assets in corporate income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers (the “50% policy”). Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate income-producing securities will be counted toward satisfaction of the 50% policy.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. The Fund may also invest directly in foreign currencies, including currencies of emerging market countries.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. For purposes of the Fund’s 80% policy, the Fund generally values its derivative instruments based on their market value. For purposes of the Fund’s 50% policy, the Fund generally values its derivative instruments based on their notional value.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

LEVERAGE

As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) (i.e., leverage representing approximately 42% of the Fund’s net assets attributable to Common Shares). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate 30% initial level noted above) based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments) (the “50% leverage policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the 50% leverage policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “1940 Act”), generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager and by the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Please see “Leverage,”“Principal Risks of the Fund—Leverage Risk” and “Principal Risks of the Fund—Segregation and Coverage Risk” for additional information regarding leverage and related risks.

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager will receive an annual fee from the Fund, payable monthly, in an amount equal to 1.15% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). The Investment Manager is located at 1633 Broadway,

New York, New York 10019. Organized in 2000, the Investment Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Investment Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2012, the Investment Manager had approximately $49 billion in assets under management.

The Investment Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund’s portfolio investments. See “Management of the Fund—Sub-Adviser.”

SUB-ADVISER

PIMCO serves as the Fund’s sub-adviser responsible for managing the Fund’s portfolio investments. Subject to the supervision of the Investment Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to a number of open-end and closed-end investment companies. As of December 31, 2012, PIMCO had approximately $2 trillion in assets under management.

The Investment Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO’s services.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). The Fund’s initial distribution is expected to be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains based on generally accepted accounting principles (“GAAP”)) of the distribution made. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s capital gains, or decrease a shareholder’s capital loss, thereby potentially increasing a shareholder’s tax liability upon a sale of Common Shares. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

LISTING

The listing of the Fund’s Common Shares on the New York Stock Exchange (“NYSE”) has been approved, subject to notice of issuance, under the trading or “ticker” symbol “PCI.” See “Description of Shares.”

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company will serve as custodian of the Fund’s assets and will also provide certain fund accounting, sub-administrative and compliance services to the Investment Manager on behalf of the Fund. American Stock Transfer & Trust Company, LLC will serve as the Fund’s transfer agent and dividend disbursement agent. See “Custodian and Transfer Agent.”

MARKET PRICE OF SHARES

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. See “Leverage,” “Principal Risks of the Fund,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and see “Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information. The Common Shares are designed for long-term investors and should not be treated as trading vehicles.

PRINCIPAL RISKS OF THE FUND

No prior history

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Market discount risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Market risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Asset allocation risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer risk

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Non-diversification risk

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests may also present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Management risk

The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Interest rate risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s normal average portfolio duration range extends up to eight years (normally in the range of zero to eight (0 to 8) years), as calculated by the Sub-Adviser, the Fund’s net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund’s use of leverage will tend to increase Common Share interest rate risk. PIMCO may utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations of similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Shares.

Credit risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

Corporate bond risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as “high yield” securities or “junk bonds.” High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. High yield corporate bonds are subject to the risks described under “Principal Risks of the Fund—High Yield Securities Risk.”

Mortgage-related and other asset-backed securities risk

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The mortgage-related securities in which the Fund may invest include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—Mortgage-Related and Other Asset-Backed Securities” in this prospectus and “Investment Objectives and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information for a description of the various mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in stripped mortgage-backed securities with respect to which one class receives all of the interest from the mortgage assets (the interest-only, or “IO,” class), while the other class receives all of the principal (the principal-only, or “PO,” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks.

Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments.

The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in mortgage-related and other asset-backed securities may involve particularly high levels of risk under current market conditions. See “Principal Risks of the Fund—Mortgage Market/Subprime Risk.” See also “Principal Risks of the Fund—Recent Economic Conditions Risk.”

Mortgage market/subprime risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

High yield securities risk

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risks of the Fund—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—High Yield Securities” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. For purposes of applying the Fund’s credit-quality policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings.

The Fund may invest in securities rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may purchase stressed securities, which involve heightened risks. See “Principal Risks of the Fund—Stressed Securities Risk.”

Stressed securities risk

As noted above, the Fund may invest in the debt securities of financially stressed issuers. Investments in the securities of financially stressed issuers involve substantial risks, including a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially stressed issuer and the relative value of its securities may prove to be wrong.

Municipal bond risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. See “Principal Risks of the Fund—Credit Risk” and “Principal Risks of the Fund—Market Risk.”

Inflation-indexed security risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers (“CPI”)) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment. For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Senior debt risk

Because it may invest in below investment-grade senior debt, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Loans, participations and assignments risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “Principal Risks of the Fund—Derivatives Risk.”

Reinvestment risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Common Shares.

Foreign (non-U.S.) investment risk

The Fund may invest without limit in securities of foreign (non-U.S.) issuers and securities traded principally outside of the United States. The Fund’s investments in and exposure to foreign securities involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe, Asia or South America), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or disposition of foreign securities, thereby reducing the Fund’s return on such securities. Additionally, investments in securities of foreign issuers may be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “Principal Risks of the Fund—Foreign Currency Risk.”

Emerging markets risk

The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or even among all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments among emerging market countries.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments or, interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Other heightened risks associated with emerging markets investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “Principal Risks of the Fund—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “Principal Risks of the Fund—Credit Risk” and “Principal Risks of the Fund—High Yield Securities Risk.”

Foreign currency risk

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves in order to gain local currency exposure with respect to foreign instruments denominated in other currencies or for other investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful.

Redenomination risk

Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “Principal Risks of the Fund—Foreign Currency Risk,” “Principal Risks of the Fund—Liquidity Risk” and “Principal Risks of the Fund—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Real estate risk

To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.

U.S. government securities risk

The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. See “Investment Objectives and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value.

Foreign (non-U.S.) government securities risk

The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to the Fund’s investments in Foreign Government Securities of emerging market countries. See “Principal Risks of the Fund—Emerging Markets Risk.” Among other risks, if the Fund’s investments in Foreign Government Securities issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Also, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Valuation risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Leverage risk

The Fund’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. It is anticipated that interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar rolls and borrowings (or dividends payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the

Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—Reverse Repurchase Agreements and Dollar Rolls.”

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, basis swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. See “Principal Risks of the Fund—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.”

Because the fees received by the Investment Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the

Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Segregation and coverage risk

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Focused investment risk

To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Common Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. See “Principal Risks of the Fund—Foreign (Non-U.S.) Investment Risk,” “Principal Risks of the Fund—Emerging Markets Risk” and “Principal Risks of the Fund—Foreign Currency Risk.”

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities, and therefore will be particularly susceptible to the risks associated with these securities. See “Principal Risks of the Fund—Mortgage-Related and Other Asset-Backed Securities Risk.”

Derivatives risk

The Fund may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The Fund may also use derivatives to add leverage to its portfolio. See “Principal Risks of the Fund—Leverage Risk.” Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. See also “Principal Risks of the Fund—Segregation and Coverage Risk.” They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may increase the amount and affect the character and/or timing of taxes payable by Common Shareholders.

Credit default swaps risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. See “Principal Risks of the Fund—Leverage Risk.”

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange; however, certain credit default index swaps will be required to be cleared through swaps clearing houses beginning in 2013. The Fund will be subject to credit risk with respect to the counterparties to the derivative contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Structured investments risk

The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. See “Principal Risks of the Fund—Derivatives Risk.”

Event-linked securities risk

Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Counterparty risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Equity securities and related market risk

Subject to the Fund’s investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limitation those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal Risks of the Fund—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred securities risk

In addition to equity securities risk (see “Principal Risks of the Fund—Equity Securities and Related Market Risk”), credit risk (see “Principal Risks of the Fund—Credit Risk”) and possibly high yield risk (see “Principal Risks of the Fund—High Yield Securities Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Smaller company risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Confidential information access risk

In managing the Fund, PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Short sale risk

The Fund may use short sales for investment and risk management purposes, including when PIMCO anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it must, to the extent required by law, borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “Principal Risks of the Fund—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Principal Risks of the Fund—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Principal Risks of the Fund—Derivatives Risk.” See also “Principal Risks of the Fund—Segregation and Coverage Risk.”

Other investment companies risk

The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Principal Risks of the Fund —Leverage Risk.”

Private placements risk

A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Principal Risks of the Fund—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Principal Risks of the Fund—Valuation Risk.”

Inflation/deflation risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Risk of regulatory changes

To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Fund. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to PIMCO and the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission (“SEC”), broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s or Sub-Adviser’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager or Sub-Adviser including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

Regulatory risk—commodity pool operator

The CFTC has recently adopted certain regulatory changes that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments (“commodity interests”) regulated under the Commodity Exchange Act (“CEA”), or if the fund markets itself as providing investment exposure to such instruments. In connection with these regulatory changes, the Investment Manager has registered with the National Futures Association as a “commodity pool operator” (“CPO”) under the CEA with respect to certain funds it manages. The Investment Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. Further, in the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 with respect to the Fund, the Fund will be subject to additional regulation and its expenses may increase.

Liquidity risk

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Many of the Fund’s investments may be illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See “Principal Risks of the Fund—Valuation Risk.”

Tax risk

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

Recent economic conditions risk

The debt and equity capital markets in the United States and in foreign countries have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “Principal Risks of the Fund—Risk of Regulatory Changes.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and the value of the Common Shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

U.S. legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “Principal Risks of the Fund—Risk of Regulatory Changes.”

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates, and other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, adversely affect the value of securities owned by the Fund.

Market disruption and geopolitical risk

The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Fund’s Common Shares.

Potential conflicts of interest risk—allocation of investment opportunities

The Investment Manager and the Sub-Adviser are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and the Sub-Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and the Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts.

Repurchase agreements risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

Securities lending risk

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Principal Risks of the Fund—Mortgage-Related and Asset-Backed Securities Risk.” To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Zero-coupon bond and payment-in-kind securities risk

Investments in zero-coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero-coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for the zero-coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

Portfolio turnover risk

The Sub-Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns. See “Tax Matters.”

Certain affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Manager and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager and PIMCO. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-takeover provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

Summary of Fund expenses

The following table and the expenses shown assume the use by the Fund of leverage in the form of reverse repurchase agreements in an amount equal to approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that the Fund does not utilize reverse repurchase agreements, borrowings or other leverage.

Common Shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)(2)	0.20%
Dividend Reinvestment Plan fees(3)	None

Percentage of Net Assets Attributable to Common Shares (assuming leverage through reverse repurchase agreements is utilized)(4)
Annual expenses
Management fees	1.63%
Interest Payments on borrowed funds(5)	0.47%
Other expenses(6)	0.13%

Total annual expenses	2.23%

(1)	The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.050 per Common Share sold in this offering. The Fund will also reimburse reasonable and documented out-of-pocket expenses related to the initial public offering of the Fund’s common shares incurred by certain affiliates, or associated persons thereof, and employees of the Investment Manager and the Sub-Adviser, including in connection with participation in the road show and related activities (“affiliate expenses”), but only to the extent that reimbursement of affiliate expenses when added to any other Fund offering costs (other than the sales load) does not exceed $0.050 per common share sold in this offering (to such extent, “affiliate reimbursable amounts”). The Sub-Adviser has agreed to pay offering costs of the Fund (other than the sales load) to the extent that they exceed $0.050 per common share (0.20% of the offering price). Affiliate expenses in excess of affiliate reimbursable amounts will be assumed without reimbursement by the affiliate incurring such expense. The Sub-Adviser has also agreed to pay all of the Fund’s organizational expenses. Assuming that the Fund issues 12,000,000 common shares in the offering at a total public offering price of $300,000,000, total offering costs are estimated to be $800,000 (approximately $0.0667 per common share), of which the Fund would pay or reimburse offering expenses estimated at $600,000 ($0.050 per common share) from the proceeds of the offering, and the Sub-Adviser would pay (or the Sub-Adviser or its affiliates will assume without reimbursement in the case of affiliate expenses in excess of any reimbursable amounts) the balance of the offering expenses estimated at $200,000 (approximately $0.0167 per common share). These figures represent estimates as the actual offering expenses are not known as of the date of this prospectus, and the actual offering expenses to be paid or reimbursed by the Fund may vary from these estimates. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above or in footnote 4 below. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.
(2)	The Sub-Adviser (and not the Fund) has agreed to pay from its own assets, upfront structuring fees to UBS Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and RBC Capital Markets, LLC. These fees are not reflected under Offering Expenses Borne by the Fund in the table above. See “Underwriting—Additional Compensation to be Paid by the Sub-Adviser.”
(3)	You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata

Summary of Fund expenses

share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
(4)	The table presented below in this footnote 4 estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize reverse repurchase agreements, borrowings or other leverage. See “Leverage.” In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no leverage)
Annual expenses
Management fees	1.15%
Other expenses(6)	0.13%
Total annual expenses	1.28%

(5)	Assumes the use of leverage in the form of reverse repurchase agreements representing approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) (i.e., leverage representing approximately 42% of the Fund’s net assets attributable to Common Shareholders) at an annual interest rate cost to the Fund of 1.13%, which is based on current market conditions. See “Leverage—Effects of Leverage.” The Fund may use forms of leverage other than and/or in addition to reverse repurchase agreements, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.
(6)	Other Expenses are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 12,000,000 Common Shares.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. If fewer Common Shares are issued, all other things being equal, the expenses would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of approximately $2) that you would pay on a $1,000 investment in Common Shares, assuming (a) the sales load and the offering expenses listed in the parenthetical above, (b) total annual expenses of 2.23% of net assets attributable to Common Shares in years 1 through 10 (assuming leverage through reverse repurchase agreements is utilized in an amount equal to approximately 30% of the Fund’s total assets) and (c) a 5% annual return(1):

1 year	3 years	5 years	10 years
$69	$113	$161	$291

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 27, 2012, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1633 Broadway, New York, New York 10019, and its telephone number is (800) 254-5197.

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $             (or $             if the underwriters exercise the over-allotment option in full) after payment or reimbursement of the estimated offering costs. The Sub-Adviser has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.050 per Common Share. The Sub-Adviser has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term instruments, credit default swaps, total return swaps and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while PIMCO selects specific investments.

The Fund’s investment objectives and strategies

INVESTMENT OBJECTIVES

The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds,”) including securities of stressed issuers. The types of securities and instruments in which the Fund may invest are summarized under “—Portfolio Contents and Other Information.” The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

The Fund’s investment objectives are fundamental policies, meaning that the Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” shares of the Fund. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

The Fund’s investment objectives and strategies

PORTFOLIO MANAGEMENT STRATEGIES

Allianz Global Investors Fund Management LLC serves as the investment manager of the Fund and retains its affiliate, PIMCO, to serve as sub-adviser and to manage the Fund’s portfolio. See “Management of the Fund.” The portfolio management strategies and techniques to be utilized by PIMCO are described below.

Dynamic allocation strategy

On behalf of the Fund, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund will focus on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund will normally invest at least 50% of its net assets in corporate income-producing securities. PIMCO may choose to focus on particular countries or regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe other investment guidelines as summarized below.

Investment selection strategies

Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit quality

The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch), or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower

The Fund’s investment objectives and strategies

by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent credit analysis

PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration management

It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by the Sub-Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity to seek above-average returns while potentially limiting exposure to interest rate volatility and related risks. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point. Duration differs from the “maturity” of a security (which is the date on which the issuer is obligated to repay the principal amount) in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until maturity. As the value of a security changes over time, so will its duration. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar

The Fund’s investment objectives and strategies

transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Non-diversification

The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risks of the Fund—Non-Diversification Risk.”

PORTFOLIO CONTENTS AND OTHER INFORMATION

Investment Parameters

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”).

For purposes of the 80% policy, debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and any other type of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to debt instruments will be counted toward satisfaction of this 80% policy.

The Fund will normally invest at least 50% of its net assets in corporate income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers (the “50% policy”). Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate income-producing securities will be counted toward satisfaction of the 50% policy.

The Fund’s investment objectives and strategies

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. The Fund may also invest directly in foreign currencies, including currencies of emerging market countries.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. For purposes of the Fund’s 80% policy, the Fund generally values its derivative instruments based on their market value. For purposes of the Fund’s 50% policy, the Fund generally values its derivative instruments based on their notional value.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Temporary defensive investments.    Upon the Investment Manager’s or PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objectives and Policies” in the Statement of Additional Information.

High yield securities

The Fund may invest without limitation in debt instruments that are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or unrated but determined by PIMCO

The Fund’s investment objectives and strategies

to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in debt securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit ratings and unrated securities.    Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops and relies primarily on its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated

The Fund’s investment objectives and strategies

securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objectives may depend more heavily on PIMCO’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Foreign (non-U.S.) investments

The Fund may invest without limit in instruments of corporate and other foreign (non-U.S.) issuers, and in instruments traded principally outside of the United States. The Fund may invest in sovereign and other debt securities issued by foreign governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of such debt securities, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted foreign debt securities may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Principal Risks of the Fund—Foreign (Non-U.S.) Investment Risk.”

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; and the expropriation or nationalization of foreign issuers.

Emerging markets investments

The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market

The Fund’s investment objectives and strategies

country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. An instrument’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe but may be in other regions as well. PIMCO will consider emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities and currency markets of the United States and other developed markets and disclosure and regulatory standards in many respects are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Government enforcement of existing securities regulations is limited, and any enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other investment-related costs may be more expensive in emerging markets than in many developed markets, which could reduce the Fund’s income from securities or debt instruments of emerging market country issuers.

The Fund’s investment objectives and strategies

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio.

Emerging market countries are more likely than developed market countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in emerging market countries or interest/dividend income thereon.

Foreign investment in certain emerging market country securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market country securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Also, because publicly traded debt instruments of emerging market issuers represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

As reflected in the above discussion, investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign developed countries. See “Principal Risks of the Fund—Emerging Markets Risk.”

Foreign currencies and related transactions

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and the income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. See “Principal Risks of the Fund—Foreign Currency Risk.” The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the

The Fund’s investment objectives and strategies

value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although PIMCO has the flexibility to engage in such transactions for the Fund, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by PIMCO.

Please see “Investment Objectives and Policies—Non-U.S. Securities,” “Investment Objectives and Policies—Foreign Currency Transactions” and “Investment Objectives and Policies—Foreign Currency Exchange-Related Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest or engage and their related risks.

Mortgage-related and other asset-backed securities

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

Mortgage-related securities include mortgage pass-through securities, CMOs, commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMs”), SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities.    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The Fund’s investment objectives and strategies

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for

The Fund’s investment objectives and strategies

entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the FHLBs, FNMA and FHLMC. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as

The Fund’s investment objectives and strategies

trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the VA. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security should be purchased for the Fund. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may, however, invest in mortgage-related securities without insurance or guarantees if PIMCO believes that the securities will help to achieve the Fund’s investment objectives. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations.    A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as

The Fund’s investment objectives and strategies

“sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities.    CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals.    CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (or IO) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities.    ARMs have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of

The Fund’s investment objectives and strategies

coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.    SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations.    The Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed-income securities such as high-yield debt, residential privately-issued mortgage-related securities, commercial privately-issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify under Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and

The Fund’s investment objectives and strategies

(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities.    Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are typically issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan ABS, are subject to interest rate risk and prepayment risk. A change in interest can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS. In addition, ABS have structural risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Please see “Investment Objectives and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information and “Principal Risks of the Fund—Mortgage-Related and Asset-Backed Securities Risk” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Municipal bonds

Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, and may be either taxable or tax-exempt instruments. The municipal bonds that the Fund may purchase include without limitation general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally are also limited obligation bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The Fund may invest in Build America Bonds, which are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local

The Fund’s investment objectives and strategies

government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt municipal bonds. For example, taxable funds, such as the Fund, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt municipal bonds during the same period. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this prospectus, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded municipal bonds usually will bear an AAA/Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury securities or Agency Securities. Because the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation for the Fund, PIMCO will assess the financial condition of the borrower, the merits of the project, the level of public support for the project and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to

The Fund’s investment objectives and strategies

trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment in which the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and may have reduced liquidity.

The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance that this will continue. A higher-than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by such insurance company or companies and on the municipal bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Bank loans

The Fund may invest in bank loans, which include fixed- and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Fund may also gain exposure to bank loans and related investments through the use of, among other strategies, total return swaps and/or other derivative instruments.

The Fund may purchase or gain economic exposure to “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund’s investment objectives and strategies

The Fund also may invest in “participations” in bank loans. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

Among the types of bank loan investments that the Fund may make are interests in Senior Loans. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as LIBOR) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the Common Shares could be adversely affected. Senior Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Fund may invest in or gain economic exposure to Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual

The Fund’s investment objectives and strategies

outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “Principal Risks of the Fund—Derivatives Risk” for more information on these risks.

Delayed funding loans and revolving credit facilities

As noted above under “—Bank Loans,” the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by non-U.S. (foreign) and U.S. corporations and other business entities, governments and quasi-governmental entities and municipalities and other issuers. Bonds may include, among other things, fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Preferred securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such

The Fund’s investment objectives and strategies

stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes affecting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. The dividends paid on the preferred securities in which the Fund may invest might not be eligible for tax-advantaged “qualified dividend” treatment. See “Tax Matters.” Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible securities and synthetic convertible securities

Convertible securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock) have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing

The Fund’s investment objectives and strategies

current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing component and the right to acquire a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Reverse repurchase agreements and dollar rolls

As described under “Leverage,” the Fund initially intends to use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and dollar rolls. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Commercial paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. government securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the

The Fund’s investment objectives and strategies

Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Bank capital securities and bank obligations

The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Fund may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Zero-coupon bonds, step-ups and payment-in-kind securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

The Fund’s investment objectives and strategies

Inflation-indexed bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Tax Matters.”

Event-linked instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Variable- and floating-rate securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to Senior Loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund’s investment objectives and strategies

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Inverse floaters

An inverse floater is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. The Fund may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, which may be a mortgage-related security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Fund purchases an inverse floater from a trust, and the underlying bond was held by the Fund prior to being deposited into the trust, the Fund typically treats the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Fund will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per Common Share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Fund when the Fund did not previously own the underlying bond.

Derivatives

The Fund may, but is not required to, use a variety of derivative instruments (both long and short positions) for both investment and risk management purposes. The Fund may use various derivatives transactions to add leverage to its portfolio. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include, without limitation, futures and forward contracts (including foreign currency exchange contracts), call and put options (including options on futures contracts), credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Principal Risks of the Fund—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section, including those described under “—Certain Interest Rate Transactions,” “—Hybrid Instruments,” “—Credit Default Swaps” and “—Structured Notes and Related Instruments.” Please see “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In

The Fund’s investment objectives and strategies

addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Certain interest rate transactions

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. These transactions generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying the Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Fund may invest include without limitation interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate “collars,” under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Fund’s Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.

Credit default swaps

The Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who, in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased, through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) an auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider

The Fund’s investment objectives and strategies

credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk, among other risks associated with derivative instruments. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund may segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will not limit the Fund’s exposure to loss. See “Principal Risks of the Fund—Segregation and Coverage Risk” and “Principal Risks of the Fund—Regulatory Risk—Commodity Pool Operator.”

Hybrid instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Common Shares if the Fund invests in hybrid instruments.

The Fund’s investment objectives and strategies

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

The Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC and can limit the Fund’s ability to so qualify. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked instruments does not constitute qualifying income to the Fund. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If the Fund were to treat income from a particular instrument as qualifying income and the income were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level. See “Tax Matters.”

Structured notes and related instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt

The Fund’s investment objectives and strategies

securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PIMCO chooses to use structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Credit-linked trust certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, valuation risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risks of the Fund—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board or persons acting at its direction. See “Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate.

Other investment companies

The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its

The Fund’s investment objectives and strategies

Common Shares) or when PIMCO believes share prices of other investment companies offer attractive values. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risks of the Fund—Leverage Risk.”

Common stocks and other equity securities

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. For instance, in connection with the restructuring of a debt instrument, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept common stocks or other equity securities in exchange for all or a portion of the debt instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio. The Fund may invest in common shares of pooled vehicles, such as those of other investment companies, and in common shares of REITs.

Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Repurchase agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities. See “Principal Risks of the Fund—Repurchase Agreements Risk.”

The Fund’s investment objectives and strategies

When issued, delayed delivery and forward commitment transactions

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Short sales

A short sale is a transaction in which the Fund sells a security or other instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the Fund’s custodian in the name of the lender. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales when it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short sale is being used for hedging purposes. See “—Derivatives” and “Principal Risks of the Fund—Short Sales Risk.” See also “Principal Risks of the Fund—Leverage Risk” and “Principal Risks of the Fund—Segregation and Coverage Risk.” The Fund may engage in short selling to the extent permitted by the 1940 Act and other federal securities laws.

Lending of portfolio securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. See “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or

The Fund’s investment objectives and strategies

interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. The Fund may pay lending fees to the party arranging the loan. See “Principal Risks of the Fund—Securities Lending Risk.”

PORTFOLIO TURNOVER

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Please see “Investment Objectives and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Leverage

As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) (i.e., leverage representing approximately 42% of the Fund’s net assets attributable to Common Shares). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate 30% initial level noted above) based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Principal Risks of the Fund—Segregation and Coverage Risk.”

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with

Leverage

segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments) (the “50% leverage policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the 50% leverage policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk.” To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and

Leverage

the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk.” In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager and by the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

EFFECTS OF LEVERAGE

Assuming the Fund engages in reverse repurchase agreements representing approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments), at an annual effective interest expense rate of 1.13% payable by the Fund on such instruments (based on market interest rates as of the date of this prospectus), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements would be 0.47%. Of course, the figures are merely estimates based on current market conditions, used for illustration purposes only. Actual interest expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund utilizes reverse repurchase agreements representing approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) and a projected annual rate of interest expense on the Fund’s reverse repurchase agreements of 1.13%. Your actual returns may be greater or less than those appearing below.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(14.96)%	(7.81)%	(0.67)%	6.47%	13.61%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and dividend payments on any preferred shares issued by the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income

Leverage

it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market forces and other factors.

Any benefits of leverage used by the Fund cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

POSSIBLE FUTURE ISSUANCE OF PREFERRED SHARES

As noted above, although the Fund has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities representing indebtedness (as defined in the 1940 Act) held by the Fund as described above (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, if the Fund issues preferred shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in Common Shares of the Fund) or distribution upon the Common Shares of the Fund, or purchase of any such Common Shares, unless in every such case the preferred share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% (as described above) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect two Trustees at all times, and, if dividends on preferred shares shall be unpaid in an amount equal to two full years’ dividends on such preferred shares, to elect a majority of the Trustees. The Fund might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

Principal risks of the Fund

The net asset value and the market price of the Common Shares will fluctuate with and be affected by, among other things, various principal risks of the Fund and its investments which are summarized below.

NO PRIOR HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

MARKET DISCOUNT RISK

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value will be reduced immediately following the initial offering by a sales load and

Principal risks of the Fund

offering expenses paid or reimbursed by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

MARKET RISK

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

ASSET ALLOCATION RISK

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

ISSUER RISK

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

NON-DIVERSIFICATION RISK

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests may also present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Principal risks of the Fund

INTEREST RATE RISK

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s normal average portfolio duration range extends up to eight years (normally in the range of zero to eight (0 to 8) years), as calculated by the Sub-Adviser, the Fund’s net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund’s use of leverage will tend to increase Common Share interest rate risk. PIMCO may utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations of similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Shares.

CREDIT RISK

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

Principal risks of the Fund

CORPORATE BOND RISK

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including “—Credit Risk”, “—Interest Rate Risk”, “—Prepayment Risk” and “—Inflation/Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as “high yield” securities or “junk bonds.” High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. High yield corporate bonds are subject to the risks described under “—High Yield Securities Risk.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The mortgage-related securities in which the Fund may invest include, without limitation, mortgage pass-through securities, CMOs, CMBSs or RMBSs, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including CDOs, which include CBOs, CLOs and other similarly structured securities. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information––Mortgage-Related and Other Asset-Backed Securities” in this prospectus and “Investment Objectives and Policies––Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information for a description of the various mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in stripped mortgage-backed securities with respect to which one class receives all of the interest from the mortgage assets (the interest-only, or IO, class), while the other class receives all of the

Principal risks of the Fund

principal (the principal-only, or PO, class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks.

Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments.

The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in mortgage-related and other asset-backed securities may involve particularly high levels of risk under current market conditions. See “—Mortgage Market/Subprime Risk.” See also “—Recent Economic Conditions Risk.”

MORTGAGE MARKET/SUBPRIME RISK

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

HIGH YIELD SECURITIES RISK

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and

Principal risks of the Fund

repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—High Yield Securities” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. For purposes of applying the Fund’s credit-quality policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings.

The Fund may invest in securities rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may purchase stressed securities, which involve heightened risks. See “—Stressed Securities Risk.”

STRESSED SECURITIES RISK

As noted above, the Fund may invest in the debt securities of financially stressed issuers. Investments in the securities of financially stressed issuers involve substantial risks, including a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially stressed issuer and the relative value of its securities may prove to be wrong.

Principal risks of the Fund

MUNICIPAL BOND RISK

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. See “—Credit Risk” and “—Market Risk.”

INFLATION-INDEXED SECURITY RISK

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments

Principal risks of the Fund

on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers (“CPI”)) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment. For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

SENIOR DEBT RISK

Because it may invest in below investment-grade senior debt, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

LOANS, PARTICIPATIONS AND ASSIGNMENTS RISK

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender

Principal risks of the Fund

liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act, and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file

Principal risks of the Fund

reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “—Derivatives Risk.”

REINVESTMENT RISK

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Common Shares.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund may invest without limit in securities of foreign (non-U.S.) issuers and securities traded principally outside of the United States. The Fund’s investments in and exposure to foreign securities involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting , auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe, Asia or South America), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or disposition of foreign securities, thereby reducing the Fund’s return on such securities. Additionally, investments in securities of foreign issuers may be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “—Foreign Currency Risk.”

Principal risks of the Fund

EMERGING MARKETS RISK

The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or even among all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments among emerging market countries.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments or, interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Other heightened risks associated with emerging markets investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in

Principal risks of the Fund

issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “—Credit Risk” and “—High Yield Securities Risk.”

FOREIGN CURRENCY RISK

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves in order to gain local currency exposure with respect to foreign instruments denominated in other currencies or for other investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful.

REDENOMINATION RISK

Continuing uncertainty as to the status of the euro and the “EMU” has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity

Principal risks of the Fund

risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “—Foreign Currency Risk,” “—Liquidity Risk,” and “—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

REAL ESTATE RISK

To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.

U.S. GOVERNMENT SECURITIES RISK

The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs or the FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality,

Principal risks of the Fund

availability or investment character of securities issued by these entities. See “Investment Objectives and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value.

FOREIGN (NON-U.S.) GOVERNMENT SECURITIES RISK

The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to the Fund’s investments in Foreign Government Securities of emerging market countries. See “—Emerging Markets Risk.” Among other risks, if the Fund’s investments in Foreign Government Securities issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Also, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.

CONVERTIBLE SECURITIES RISK

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates

Principal risks of the Fund

increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

VALUATION RISK

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

LEVERAGE RISK

The Fund’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. It is

Principal risks of the Fund

anticipated that interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar rolls and borrowings (or dividends payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price. See “The Fund’s Investment Objectives and Strategies––Portfolio Contents and Other Information––Reverse Repurchase Agreements and Dollar Rolls.”

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, basis swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely

Principal risks of the Fund

affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. See “—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.”

Because the fees received by the Investment Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

SEGREGATION AND COVERAGE RISK

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Leverage” in this prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

FOCUSED INVESTMENT RISK

To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Common Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. See “—Foreign (Non-U.S.) Investment Risk,” “—Emerging Markets Risk” and “—Foreign Currency Risk.”

Principal risks of the Fund

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities, and therefore will be particularly susceptible to the risks associated with these securities. See “—Mortgage-Related and Other Asset-Backed Securities Risk.”

DERIVATIVES RISK

The Fund may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The Fund may also use derivatives to add leverage to its portfolio. See “—Leverage Risk.” Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. See also “—Segregation and Coverage Risk.” They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may increase the amount and affect the character and/or timing of taxes payable by Common Shareholders.

CREDIT DEFAULT SWAPS RISK

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. See “—Leverage Risk.”

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

Principal risks of the Fund

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange; however, certain credit default index swaps will be required to be cleared through swaps clearing houses beginning in 2013. The Fund will be subject to credit risk with respect to the counterparties to the derivative contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

STRUCTURED INVESTMENTS RISK

The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. See “—Derivatives Risk.”

EVENT-LINKED SECURITIES RISK

Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Principal risks of the Fund

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

EQUITY SECURITIES AND RELATED MARKET RISK

Subject to the Fund’s investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limitation those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

PREFERRED SECURITIES RISK

In addition to equity securities risk (see “—Equity Securities and Related Market Risk”), credit risk (see “—Credit Risk”) and possibly high yield risk (see “—High Yield Securities Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow

Principal risks of the Fund

for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

SMALLER COMPANY RISK

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

CONFIDENTIAL INFORMATION ACCESS RISK

In managing the Fund, PIMCO may from time to time have the opportunity to receive Confidential Information about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

SHORT SALE RISK

The Fund may use short sales for investment and risk management purposes, including when PIMCO anticipates that the market price of securities will decline or will underperform relative to other securities

Principal risks of the Fund

held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it must, to the extent required by law, borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “—Derivatives Risk.” See also “—Segregation and Coverage Risk.”

OTHER INVESTMENT COMPANIES RISK

The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “—Leverage Risk.”

PRIVATE PLACEMENTS RISK

A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “—Valuation Risk.”

Principal risks of the Fund

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

RISK OF REGULATORY CHANGES

To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Fund. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to PIMCO and the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Act. The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s or Sub-Adviser’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager or Sub-Adviser including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

REGULATORY RISK—COMMODITY POOL OPERATOR

The CFTC has recently adopted certain regulatory changes that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity interests regulated under the CEA, or if the fund markets itself as providing investment exposure to such instruments. In connection with these regulatory changes, the Investment Manager has registered with the National Futures Association as a CPO under the CEA with respect to certain funds it manages. The Investment Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use

Principal risks of the Fund

any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. Further, in the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 with respect to the Fund, the Fund will be subject to additional regulation and its expenses may increase.

LIQUIDITY RISK

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Many of the Fund’s investments may be illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See “—Valuation Risk.”

TAX RISK

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

Principal risks of the Fund

RECENT ECONOMIC CONDITIONS RISK

The debt and equity capital markets in the United States and in foreign countries have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “––Risk of Regulatory Changes.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and the value of the Common Shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

U.S. legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “––Risk of Regulatory Changes.”

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates, and other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, adversely affect the value of securities owned by the Fund.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and

Principal risks of the Fund

world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Fund’s Common Shares.

POTENTIAL CONFLICTS OF INTEREST RISK—ALLOCATION OF INVESTMENT OPPORTUNITIES

The Investment Manager and the Sub-Adviser are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and the Sub-Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and the Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts achieve profits on their trading for proprietary or other accounts.

REPURCHASE AGREEMENTS RISK

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

SECURITIES LENDING RISK

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions.

Principal risks of the Fund

Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “—Mortgage-Related and Asset-Backed Securities Risk.” To the extent the Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

ZERO-COUPON BOND AND PAYMENT-IN-KIND SECURITIES RISK

Investments in zero-coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero-coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for the zero-coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

PORTFOLIO TURNOVER RISK

The Sub-Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns. See “Tax Matters.”

Principal risks of the Fund

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Manager and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager and PIMCO. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

How the Fund manages risk

The Fund may (but is not required to) use various investment strategies to seek exposure to foreign currencies, or attempt to hedge exposure to reduce the risk of loss and preserve capital, due to fluctuations in currency exchange rates relative to the U.S. dollar. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—Foreign Currencies and Related Transactions.” The Fund may also purchase credit default swaps for the purpose of hedging the Fund’s credit exposure to certain issuers and, thereby, seek to decrease its exposure to credit risk, and it may invest in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and, thereby, seek to decrease the Fund’s exposure to interest rate risk. See “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—Credit Default Swaps,” “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—Structured Notes and Related Instruments” and “The Fund’s Investment Objectives and Strategies—Portfolio Contents and Other Information—Certain Interest Rate Transactions” in this prospectus. Other derivatives strategies and instruments that the Fund may use include without limitation: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to Common Shareholders. For instance, income earned by the Fund from its foreign currency hedging activities, if any, may give rise to ordinary income that, to the extent not offset by losses from such activities, may be distributed to Common Shareholders and taxable at ordinary income rates. Therefore, any foreign currency hedging activities by the Fund can increase the amount of distributions taxable to Common Shareholders as ordinary income. See “Tax Matters.” There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage

How the Fund manages risk

in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more regulatory authorities or ratings agencies that may issue ratings on any preferred shares issued by the Fund. See “Principal Risks of the Fund—Regulatory Risk—Commodity Pool Operator.”

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Investment Manager and PIMCO. There are currently seven trustees of the Fund, three of whom are treated by the Fund as “interested persons” (as defined in the 1940 Act). Certain of the Trustees may be considered to be interested persons due to beneficial ownership of common stock of one or more principal underwriters of the Fund in its initial public offering of Common Shares. After the completion of the initial public offering of the Common Shares, it is expected that only one Trustee will be treated as an “interested person” of the Fund. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

INVESTMENT MANAGER

The Investment Manager serves as the investment manager of the Fund. Subject to the supervision of the Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager is located at 1633 Broadway, New York, New York 10019.

Organized in 2000, the Investment Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Investment Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2012, the Investment Manager had approximately $49 billion in assets under management.

The Investment Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund’s portfolio investments. See “—Sub-Adviser.” The Investment Manager may retain affiliates to provide various administrative and other services required by the Fund.

SUB-ADVISER

PIMCO, an affiliate of the Investment Manager, serves as the sub-adviser for the Fund pursuant to a portfolio management agreement between the Investment Manager and PIMCO. Subject to this agreement and to the supervision of the Investment Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to a number of open-end and closed-end investment companies. As of December 31, 2012, PIMCO had approximately $2 trillion in assets under management.

Management of the Fund

Bill Gross, a founder of PIMCO, is a Managing Director and Co-Chief Investment Officer of PIMCO. In his role as Co-Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positioning, yield curve management, sector allocation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund.

The Fund is managed by the following team of investment professionals. Mr. Marc P. Seidner serves as the lead portfolio manager and is primarily responsible for the day-to-day management of the Fund.

Name	Since	Recent Professional Experience
Marc P. Seidner	Inception	Mr. Seidner is a managing director and head of PIMCO’s global credit team. He is also a regular member of PIMCO’s Investment Committee. He is also one of seven generalist portfolio managers at PIMCO. Prior to joining PIMCO in 2009, Mr. Seidner was a managing director and domestic fixed income portfolio manager at Harvard Management Company. He previously held portfolio management roles at Standish Mellon Asset Management and Fidelity Management and Research. He has 24 years of investment experience and holds an undergraduate degree in economics from Boston College.

Mark R. Kiesel	Inception	Mr. Kiesel is a managing director of PIMCO, a generalist portfolio manager, global head of the corporate bond portfolio management group and a senior member of the investment strategy and portfolio management group. In his role as global head of corporate bond portfolio management, he oversees PIMCO’s investment grade credit, high yield and bank loan business. He also manages corporate portfolios for the firm. He joined PIMCO in 1996 and previously served as PIMCO’s head of equity derivatives and as a senior credit analyst. He has 19 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from the University of Michigan

Management of the Fund

Name	Since	Recent Professional Experience
Alfred T. Murata	Inception	Mr. Murata is a managing director and portfolio manager of PIMCO with the mortgage- and asset-backed securities team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest-rate derivatives at Nikko Financial Technologies. He has 13 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Sai S. Devabhaktuni	Inception	Mr. Devabhaktuni is an executive vice president of PIMCO and head of corporate distressed portfolio management. Prior to joining PIMCO in 2012, he was founder and managing principal of Monocle Group LLC, an investment firm focused on opportunities in stressed and distressed securities, post-reorganization securities and special situation equities. Previously he was one of three managing principals for 12 years with MHR Fund Management LLC, a New York-based private equity firm specializing in the distressed securities market. Earlier in his career he was an analyst with Highbridge Capital Management LLC and Nomura Securities. He has 19 years of investment experience and holds an undergraduate degree in economics from The Wharton School of the University of Pennsylvania.

Management of the Fund

Name	Since	Recent Professional Experience
Elizabeth MacLean	Inception	Ms. MacLean is an executive vice president and bank loan portfolio manager of PIMCO. Prior to joining PIMCO in 2011, she was a partner and bank loan portfolio manager at Lord Abbett, where she oversaw the firm’s loan portfolio management team and managed structured products. Previously, she was a managing director and portfolio manager for leveraged loan investments at Nomura Corporate Research and Asset Management. Before that, she was vice president and portfolio manager at Pilgrim Investments and also held senior corporate lending officer roles at the Bank of Hawaii and the Bank of New York. She has 24 years of investment experience and holds an MBA from the W.P. Carey School of Business at Arizona State University. She received an undergraduate degree from Vanderbilt University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTMENT MANAGEMENT AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 1.15% of the Fund’s average daily total managed assets, for its services rendered, for the facilities furnished and for certain expenses borne by the Investment Manager pursuant to the Investment Management Agreement. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Investment Manager, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Management of the Fund

Pursuant to a portfolio management agreement between the Investment Manager and PIMCO, the Investment Manager (and not the Fund) pays a portion of the fees it receives under the Investment Management Agreement (as defined above) to PIMCO in return for PIMCO’s services. The Investment Manager will pay a monthly fee to PIMCO at the annual rate of 1.025% of the Fund’s average daily total managed assets.

Because the fees received by the Investment Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and PIMCO have a financial incentive for the Fund to utilize reverse repurchase agreements, dollar rolls and borrowings or to issue preferred shares, which may create a conflict of interest between the Investment Manager and PIMCO, on the one hand, and the holders of the Fund’s Common Shares, on the other hand.

A discussion regarding the considerations of the Fund’s Board of Trustees for approving the Investment Management Agreement and the portfolio management agreement between the Investment Manager and PIMCO will be included in the Fund’s first semi-annual report to shareholders.

Net asset value

The net asset value per share (“NAV”) of the Fund’s Common Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider

Net asset value

significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund may use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Investment Manager or PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

The Fund values derivative positions in accordance with policies adopted by the Board of Trustees.

Distributions

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). The Fund’s initial distribution is expected to be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, from the completion of this

Distributions

offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains based on GAAP) of the distribution made. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s capital gains, or decrease a shareholder’s capital loss, thereby potentially increasing a shareholder’s tax liability upon a sale of Common Shares. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Dividend reinvestment plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows Common Shareholders to reinvest Fund distributions in additional Common Shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for Common Shareholders in administering the

Dividend reinvestment plan

Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

AUTOMATIC ENROLLMENT/VOLUNTARY PARTICIPATION

Under the Plan, Common Shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional Common Shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

HOW SHARES ARE PURCHASED UNDER THE PLAN

For each Fund distribution, the Plan Agent will acquire Common Shares for participants either (i) through receipt of newly issued Common Shares from the Fund (“newly issued shares”) or (ii) by purchasing Common Shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per Common Share of the Fund (“NAV”) is equal to or less than the market price per Common Share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per Common Share on the payment date. If the NAV is greater than the market price per Common Share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per Common Share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of Common Shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per Common Share on a particular date is the amount calculated on that date (normally at the close of regular trading on the NYSE) in accordance with the Fund’s then current policies.

Dividend reinvestment plan

FEES AND EXPENSES

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your Common Shares held under the Plan.

SHARES HELD THROUGH NOMINEES

In the case of registered shareholders such as a broker, bank or other nominee (together, a “nominee”) that holds Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

TAX CONSEQUENCES

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5107; web site: www.amstock.com.

Description of shares

The following is a brief description of the anticipated capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred shares may be issued in one

Description of shares

or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share.

Common Shareholders are entitled to share equally in dividends declared by the Board and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to any outstanding preferred shares of beneficial interest. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting, and have no right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.

Common Shareholders are entitled to one vote for each Common Share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration, Bylaws, or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Common Shareholders.

The listing of the Fund’s Common Shares on the NYSE has been approved, subject to notice of issuance, under the trading or “ticker” symbol “PCI.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid or reimbursed by the Fund. The Sub-Adviser has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.050 per Common Share. The Sub-Adviser has agreed to pay all of the Fund’s organizational expenses.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. The Declaration limits the ability of the Fund to convert to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be

Description of shares

affected by Fund expenses, including the costs of any reverse repurchase agreements, dollar rolls, borrowings or other leverage used by the Fund, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.”

As noted under “Leverage,” as soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. See “Leverage—Possible Future Issuance of Preferred Shares.”

Anti-takeover and other provisions in the Declaration of Trust

The Declaration and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

Anti-takeover and other provisions in the Declaration of Trust

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, issuance or transfer by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets, having an aggregated fair market value of $1,000,000 or more, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration and Bylaws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders, including Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Bylaws, both of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any reverse repurchase agreements, dollar rolls, borrowings and other leverage used by the Fund, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund’s distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The market price of the Common Shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. See “Tax Matters” in the Statement of Additional Information for a discussion of the tax implications of a tender offer by the Fund.

If the Fund were to convert to an open-end company, the Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to net asset value.

Tax matters

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other and different tax considerations applicable

Tax matters

to particular investors, such as insurance companies, financial institutions, broker-dealers, tax-deferred retirement plans and non-U.S. shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code). If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), its net tax-exempt income and its net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gains each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it also will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain and pays tax on such amount, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Tax matters

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or later if the Fund makes the election referred to immediately above) are generally treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. In certain circumstances, it may be difficult for the Fund to meet the income or diversification test for RIC qualification. Failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders. If the Fund were to fail to meet the income, diversification, or distribution test, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Distributions

The Fund intends to make monthly distributions of net investment income. Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the Plan Agent will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund. A shareholder whose distributions are reinvested in Common Shares under the Plan will be treated as having received a dividend equal to either (i) if newly issued Common Shares are issued under the Plan, generally the fair market value of the newly issued Common Shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or

Tax matters

is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, determined in each case with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in and taxable at the reduced rates applicable to net capital gain. The Fund is permitted to carry forward net capital losses to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by a non-corporate shareholder, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, Capital Gain Dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Tax matters

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Medicare Tax

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by the Fund, and net capital gains recognized on the sale or exchange of shares of the Fund.

Foreign Taxes

The Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio, which will reduce the Fund’s return on those securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Certain Fund Investments

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give

Tax matters

rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Because a RIC is permitted only to carry forward net capital losses, any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Income from certain commodity-linked instruments does not constitute qualifying income for purposes of the 90% gross income test described above. The tax treatment of commodity-linked notes and certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

It is possible that the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, will produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and its net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and its net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes.

Tax matters

If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

The interest paid on municipal bonds is generally exempt from U.S. federal income tax. However, because the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the Code, any distribution received by Common Shareholders that is attributable to the interest received by the Fund on its municipal bond holdings is taxable to Common Shareholders. In addition, any gains realized by the Fund on the sale or exchange of municipal bonds generally are taxable to Common Shareholders when distributed to them by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will generally be subject to U.S. federal income tax. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a

Tax matters

foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions, notwithstanding any exemption from such income tax otherwise available under the Code. Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions or the gross proceeds of a sale of Common Shares paid to any non-corporate shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is currently 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is timely furnished to the IRS.

Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. Effective for taxable years of a RIC beginning before January 1, 2014, the RIC is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reports such distributions in a written notice to shareholders. These exemptions from withholding will expire for taxable years beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”), generally impose a reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. Very generally, subject to future guidance, it is possible that, beginning with certain distributions made in 2014, distributions to a Common Shareholder by the Fund will be subject to the 30% withholding requirement, unless the Common Shareholder provides certain information, certifications, waivers or other documentation, as the Fund requires, to comply with the new rules. For more information, see the Statement of Additional Information.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

Tax matters

General

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in Common Shares of the Fund.

Underwriting

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, and Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, as their managing representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Investment Manager (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott Stringfellow, LLC
Comerica Securities, Inc.
Deutsche Bank Securities Inc.
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Newbridge Securities Corporation
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Wedbush Securities Inc.

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional                  Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $1.125 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $         per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $         per Common Share to certain other dealers who sell Common Shares. The Sub-Adviser has agreed to pay

Underwriting

(i) all of the Fund’s organizational expenses and (ii) offering costs (other than the sales load) of the Fund in excess of $0.050 per share. Investors must pay for any Common Shares purchased on or before                      , 2013.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The listing of the Fund’s Common Shares on the NYSE has been approved, subject to notice of issuance, under the trading or “ticker” symbol “PCI.”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Investment Manager have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

Certain portfolio managers and other officers and employees of the Sub-Adviser and its affiliates and their relatives (the “affiliated purchasers”) may purchase Common Shares at the offering price of $25.00 per Common Share. Common Shares purchased by the affiliated purchasers equal, in the aggregate, less than 1% of the Common Shares sold in this offering.

The Fund has agreed, and certain affiliated purchasers purchasing Common Shares in this offering have agreed, not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Divided Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. Notwithstanding the foregoing, if (i) during the last 17 days of the 180 day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund occurs; or (ii) prior to the expiration of the 180 day restricted period, the Fund announces that it will release earnings results during the 16 day period beginning on the last day of the 180 day restricted period, the restrictions described above shall continue to apply until the expiration of the 18 day period beginning on the date of the earnings release or the announcement of the material news or material event.

The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other

Underwriting

broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Investment Manager, the Sub-Adviser and their respective affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager, the Sub-Adviser and their respective affiliates in the ordinary course of business.

ADDITIONAL COMPENSATION TO BE PAID BY THE SUB-ADVISER

The Sub-Adviser (and not the Fund) has agreed to pay to each of UBS Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and RBC Capital Markets, LLC from its own assets a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $                , $                , $                , $                 and $                , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of UBS Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and RBC Capital Markets, LLC will not exceed         %,         %,         %,         % and         % respectively, of the total public offering price of the Common Shares sold in this offering.

The Fund will reimburse reasonable and documented out-of-pocket expenses related to the offering of the Common Shares incurred by certain affiliates, or associated persons thereof, and employees of the Investment Manager and the Sub-Adviser, including in connection with participation in the road show and related activities (“affiliate expenses”), but only to the extent that reimbursement of affiliate expenses when added to any other Fund offering costs (other than the sales load) does not exceed $0.050 per common share sold in this offering (to such extent, “affiliate reimbursable amounts”). Some or all of such affiliate reimbursable amounts may be paid by the Fund to PIMCO Investments LLC and/or Allianz Global Investors Distributors LLC, broker-dealer affiliates of the Investment Manager and the Sub-Adviser that are members of FINRA. While these affiliated broker-dealers will not act as underwriters in connection with the public offering, they may provide marketing support for the Fund in connection with the initial public offering. Support services provided by these affiliated broker-dealers may include, among other things, assistance with organizing and scheduling roadshow presentations, assistance in presentations to underwriters and selected dealers and preparation, review and filing of the Fund’s marketing materials. The affiliate reimbursable amounts paid by the Fund to the Investment Manager, the Sub-Adviser and their affiliates, including the affiliated broker-dealers, are subject to the $0.050 per share expense cap and will be paid only to the extent that all other offering costs payable by

Underwriting

the Fund (other than the sales load) do not equal or exceed the $0.050 per share expense cap. Therefore, in no event will such afflilate reimbursements exceed 0.20% of the total public offering price of the Common Shares sold in this offering.

The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. of the terms of the offering of the Common Shares in an amount not to exceed $60,000 in the aggregate, which amount will not exceed         % of the total public offering price of the Common Shares sold in this offering.

The sum of all compensation to the underwriters in connection with this public offering of Common Shares, including the sales load, the affiliate reimbursable amounts paid to broker-dealer affiliates, the reimbursement of underwriter counsel fees, the structuring fees and all forms of additional payments to the underwriters will not exceed 9.0% of the total public offering price of the Common Shares sold in this offering.

Custodian and transfer agent

The custodian of the assets of the Fund is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Legal matters

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters will be passed upon for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

Table of contents for the Statement of Additional Information

Appendix A

Description of securities ratings

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to described the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa3 by Moody’s or BBB- by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

MOODY’S LONG-TERM RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Description of securities ratings

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Corporate short-term debt ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding thirteen months. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N-P: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-term municipal bond ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Description of securities ratings

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable-rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS SERVICES

Corporate and municipal bond ratings

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of securities ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer,

Description of securities ratings

whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-term issue credit ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active qualifiers (currently applied and/or outstanding)

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNri” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Description of securities ratings

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNri” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Description of securities ratings

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

FITCH, INC.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-term credit ratings

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Description of securities ratings

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted Default: ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D. Default: ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Description of securities ratings

Recovery ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. “RR1” rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. “RR2” rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. “RR3” rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. “RR4” rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. “RR5” rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. “RR6” rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-term ratings assigned to obligations in corporate, public and structured finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Description of securities ratings

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED JANUARY 25, 2013

PIMCO DYNAMIC CREDIT INCOME FUND

Statement of Additional Information

            , 2013

PIMCO DYNAMIC CREDIT INCOME FUND (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to the common shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2013 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You may obtain a copy of the Prospectus on the Web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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THE FUND

The Fund was formed on September 27, 2012 as a Massachusetts business trust.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

High Yield Securities (“Junk Bonds”)

The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by either Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Fitch, Inc. (“Fitch Ratings”)), or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater potential price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

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The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO’s research and analysis when investing in high yield securities.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

A general description of the ratings of securities by Moody’s, S&P and Fitch Ratings is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P, and Fitch Ratings represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research.

Stressed Securities

Securities in which the Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If PIMCO’s evaluation of the anticipated outcome of an investment situation should prove incorrect, such Fund investments could experience a loss.

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Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast certain macro-economic factors correctly. See “–Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “–Collateralized Mortgage Obligations (“CMOs”)” below.

The mortgage-related securities in which the Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

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The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however,

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when interest rates are declining, the value of fixed-rate mortgage-related securities with prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described below, FNMA is now under conservatorship by the FHFA.

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FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. As described below, FHLMC is now under conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

On December 24, 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to

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predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or

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FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related (Non-Agency) Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government

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or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

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Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restriction (see “Investment Restrictions”) by virtue of the exclusion from that restriction available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are

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structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial

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mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “Securities Act”). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.” As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover,

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when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

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Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent the Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Collateralized Debt Obligations. The Fund may invest in Collateralized Debt Obligations (“CDOs”), which include, among other things, collateralized bond obligations (“CBOs”),

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collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the residual or “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO to potentially to be deemed liquid by PIMCO under liquidity policies approved by the Fund’s Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the possibility that the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporation, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments on EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objectives and policies, PIMCO also may invest in other types of mortgage-related and asset-backed securities offered currently or in the future. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

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Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders annually substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Non-U.S. Securities

The Fund may invest without limit in instruments of corporate and other non-U.S./foreign issuers (and securities traded principally outside of the United States), including obligations of non-U.S. banks, non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational government entities and other issuers, and securities traded principally outside of the United States.

The foreign securities in which the Fund may invest include, without limitation, Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign

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risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

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A significant portion of the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 12-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities which reduce the Fund’s yield on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities. The Fund may normally invest up to 40% of its total assets in securities of issuers economically tied to “emerging market” countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. An instrument’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service

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provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe, but may be in other regions as well. PIMCO will consider emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investment risk may be particularly high to the extent that the Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. The Fund may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks:

General Emerging Market Risk. The securities markets of countries in which the Fund may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Fund may invest may not be subject to a high degree of regulation and the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income,

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capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to the Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund may not know the identity of a counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Fund seeks, when possible, to use counterparties whose financial

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status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund’s investment in that country.

Litigation. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Fund seeks to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

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Sovereign Debt. The Fund may invest in sovereign debt issued by non-U.S. developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company or to eliminate fund-level tax for U.S. federal income tax purposes.

Foreign Currency Transactions

Subject to the limitations discussed above and in the Prospectus, the Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “–Derivative Instruments” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from

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one country to another. Suitable currency hedging transactions may not be available in all circumstances and PIMCO may decide not to use hedging transactions that are available.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to seek to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might be expected to enter into such contracts under, among others, the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to try to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund might enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the non-U.S. security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

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It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Income earned by the Fund from its foreign currency hedging activities, if any, may give rise to ordinary income that, to the extent there is no offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. In addition, under applicable tax law, the Fund’s foreign currency hedging activities may result in the application of, among other rules, the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). These provisions could affect the amount, timing and/or character of distributions to Fund shareholders. See “Tax Matters.”

Among the risks of utilizing foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by PIMCO. The Fund may segregate liquid assets to cover forward currency contracts entered into for non-hedging purposes. If the Fund does not segregate liquid assets in such manner, then the Fund’s foreign currency contracts will be considered senior securities representing indebtedness for purposes of the 1940 Act.

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Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM, are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced

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if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes, and bonds, and mortgage-backed securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities. Although U.S. Government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, FHLMC and FNMA, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain

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governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “–Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Fund’s Common Shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

Municipal Bonds

The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities and may be either taxable or tax-exempt instruments. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

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Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

The Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund’s leverage. Should short-term and long-term interest rates rise, the combination of the Fund’s investment in RIBS and its use of other forms of leverage (including the use of various derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

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The Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The objective of the program was to reduce the borrowing costs of state and local governments. Pursuant to the Act, issuers could elect to receive the federal subsidies on Build America Bonds in one of two forms: (i) in the form of direct payments from the U.S. Treasury and the Internal Revenue Service (“IRS”) to the issuer over the life of the bond in an amount generally equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable by the issuer to its bondholders (“direct pay” Build America Bonds) or (ii) in the form of a federal tax credit, which is passed along directly to bondholders, generally in an amount equal to 35% of the total coupon interest payable by the issuer to the bondholders (“tax credit Build America Bonds”).

The interest the Fund receives from its investments in either type of Build America Bonds is included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Issuance of Build America Bonds ceased on December 31, 2010. Although the Build America Bond program was not extended, the Build America Bonds outstanding and issued before such date will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following the expiration of the Build America Bond program will be eligible for the federal tax subsidies (either in the form of direct payments to the issuers or as federal tax credits passed along to bondholders). As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

Corporate Debt Securities

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in bonds are often subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including credit risk, high yield risk, interest rate risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

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The Fund will normally invest at least 50% of its net assets in corporate income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers (the “50% policy”). Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate income-producing securities will be counted toward satisfaction of the 50% policy.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch Ratings to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the

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potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, such as an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value.

Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible

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security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve the Fund’s investment objectives. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.

Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. The Fund may invest in preferred stocks that pay variable or fixed rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

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Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on certain other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but may be redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Fund expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Bank Capital Securities and Obligations

The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

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The Fund may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Indebtedness and Bank Loans

The Fund may invest in bank loans, which include fixed- and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Fund may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

Senior Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

The Fund may purchase or gain economic exposure to indebtedness, assignments and participations in commercial loans, as well as debtor-in-possession loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

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The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing or gaining economic exposure to loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any nationally recognized rating service.

The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Senior Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of many issuers of its other debt securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund is limited in the amount of total assets that it will invest in issuers within the same industry. See “Investment Restriction (1)” under “Investment Restrictions.” For purposes of this restriction, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Fund will treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid. PIMCO will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

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Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to greater illiquidity risk and counterparty risk. See “—Derivative Instruments” for more information on these and related risks.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

From time to time, PIMCO and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

Lending Fees. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and

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interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, PIMCO will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Bridge Financings. The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate

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permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

The Fund may also invest in or gain economic exposure to Senior Loans that are not secured by collateral or otherwise.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect

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of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risks, among other risks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Variable and Floating Rate Debt Instruments

The Fund may invest in floating rate debt instruments, including Senior Loans (described in more detail above). Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally

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recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Senior Loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-

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annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities may provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. See “Tax Matters–Original Issue Discount and Payment-in-Kind Securities.”

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified

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actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Derivative Instruments

The Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities or related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts, swap agreements (including total return and credit default swaps) and short sales. The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may also use derivatives to add leverage to the portfolio. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objectives and policies.

Like the other investments of the Fund, the ability of the Fund to utilize derivative instruments successfully may depend in part upon the ability of PIMCO to assess the issuer’s credit characteristics and other macro-economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts market values or other

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economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which the Fund may enter into commodity-linked derivatives, such as commodity futures contracts discussed in more detail below. See “Tax Matters” below. The Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Options on Securities and Indexes. The Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund may (but is not required to) “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.

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A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is covered if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

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The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

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Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price on one or more exercise dates. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price on one or more exercise dates. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon (“futures options”), including interest rates, securities indexes, debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price on one or more exercise dates. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on

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which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than on U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write straddles (covered or uncovered) consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) with respect to the Fund, and, therefore, such person is not subject to registration or regulation as a pool operator (“CPO”) under the CEA with respect to the Fund.

The U.S. Commodity Futures Trading Commission (“CFTC”) has recently adopted certain regulatory changes that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments (“commodity interests”) regulated under the CEA, or if the fund markets itself as providing investment exposure to such instruments. In connection with these regulatory changes, the Investment Manager has registered with the National Futures Association as a CPO under the CEA with respect to certain funds it manages. The Investment Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. Further, in the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 with respect to the Fund, the Fund will be subject to additional regulation and its expenses may increase.

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Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund may “cover” its position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in amounts as described below. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may “cover” is position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in amounts as described below. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option

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permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Fund’s obligations under futures contracts and related options, such use may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

The Fund’s self-imposed limit on leverage may also limit the extent to which the Fund may enter into futures contracts. See “Leverage and Borrowing” below.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the custodian or broker with whom the Fund has an open position in an option or futures or forward contract. There can be no guarantee that there will be a correlation between price movements in futures used as a hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the

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value of such futures may not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could suffer losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to pay higher amounts of distributions that are taxable to shareholders at ordinary income tax rates than if the Fund had not used such instruments.

Swap Agreements and Options on Swap Agreements. The Fund may enter into total return swap agreements, basis swap agreements, credit default swap agreements (see “Credit Default Swaps” below) and other swap agreements made with respect to interest rates, currencies, indexes of

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securities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. Swap agreements are typically individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount;” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. The Fund may enter into basis swap agreements. In a basis swap, the rate of return of each instrument involved in the swap is floating, with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See “–Certain Interest Rate Transactions” below and “The Fund’s Investment Objectives and Strategies–Portfolio Contents and Other Information–Certain Interest Rate Transactions” in the Prospectus.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the

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agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation or “earmarking” of liquid assets. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swap options will be successful will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market has historically been largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is also unclear how the regulatory changes will affect counterparty risk.

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The Fund’s self-imposed limit on leverage may also limit the extent to which the Fund may enter into swap agreements, including credit default swap agreements, total return swap agreements, basis swap agreements and other swap agreements and swaptions. See “Leverage and Borrowing” below.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund

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or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. New requirements, including capital and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. Neither the Investment Manager nor the Sub-Adviser can predict the effects of future regulatory initiative or guidance on the Fund.

Credit Default Swaps

The Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) on auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk among other risks associated with derivative instruments. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less

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than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

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Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

The Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a “regulated investment company,” and can limit the Fund’s ability to so qualify. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked instruments does not constitute qualifying income to the Fund. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If the Fund were to treat income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level. For more information, see “Tax Matters.”

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is typically determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes or to add leverage to its portfolio. See the sections “Leverage” in the Prospectus and “Leverage and Borrowing” below. A reverse repurchase

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agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Mortgage Dollar Rolls

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-

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dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counterparties. See “Principal Risks of the Fund—Repurchase Agreements Risk” in the Prospectus.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, basis swaps, interest rate swaps and other derivative transactions or securities, in order to provide exposure to the high yield or another debt securities market. For instance, the Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “–Credit Default Swaps” in this Statement of Additional Information for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies,” and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risks of the Fund–Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued

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by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See “Net Asset Value” in the Prospectus.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund may segregate liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Leverage and Borrowing

As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately 30% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) (i.e., leverage representing approximately 42% of the Fund’s net assets attributable to Common Shares). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio

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securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate 30% initial level noted above) based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments) (the “50% leverage policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreement or futures contract will not be counted towards the 50% leverage policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls, or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in the Prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/ 3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other

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distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk” in the Prospectus. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager and by the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Common Stocks

The Fund will normally not invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. The Fund may invest in common stocks of pooled vehicles, such as those of other investment companies and in the common stocks of REITs.

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Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. The Fund intends to take short positions, if at all, principally for hedging purposes and/or with respect to securities held in the Fund’s portfolio. A short sale is a transaction in which the Fund sells a security or other instrument it does not own in anticipation that the market price of that security will decline.

When the Fund engages in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged if the short sale is being used for hedging purposes.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those

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sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Fund may invest without limit in illiquid securities (determined using the SEC’s standard applicable to open-end investment companies, that is, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may include, among other things, certain written over-the-counter options and various other derivative instruments, certain securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Other Investment Companies

The Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security).

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when PIMCO believes share prices of other investment companies offer attractive values.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and

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herein. As described in the Prospectus in the section entitled “Principal Risks of the Fund–Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Trading and Turnover Rate

A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Because the Fund is newly organized, there are no portfolio turnover rates to report from prior fiscal years.

Warrants to Purchase Securities

The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the

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collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by PIMCO to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights (if any) or rights to consent with respect to the loaned securities (if any) pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that the Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Fund, not the borrower. See “Principal Risks of the Fund—Securities Lending Risk” in the Prospectus.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Short-Term Investments / Temporary Defensive Strategies

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the initial public offering of the Fund’s Common Shares are being invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, credit-linked trust certificates and/or index futures contracts or similar derivative instruments. Such investments may prevent the Fund from achieving its investment objectives.

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Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Tax Consequences

The requirements for qualification as a regulated investment company limit the extent to which the Fund may invest in certain securities and transactions described above. In addition, the Fund’s utilization of certain investment instruments may alter the character and timing of income attributable to the Fund relative to other means of achieving similar investment exposure. In certain circumstances, accelerated attribution of income may require the Fund to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make such sales otherwise undesirable. For more information concerning these requirements and the taxation of investments, see “Tax Matters” below.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1)

Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). The Fund will normally invest at least 25% of its total assets (i.e., concentrate)

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in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Subject to the Fund’s self-imposed limitations, if any, as they may be amended from time to time, the Fund interprets its policies with respect to leverage and borrowing, issuing senior securities and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or,

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if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

For purposes of applying the terms of the Fund’s policy in the first sentence of paragraph (1) above (the “industry concentration policy”), PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. For purposes of the industry concentration policy, investments in securities of a single foreign government represent investments in a separate industry, although currency positions are not considered to be an investment in a foreign government for these purposes. Mortgage-related or other asset-backed securities that are issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. Government securities.

For purposes of applying the terms of the policy in the second sentence of paragraph (1) above, privately-issued mortgage-related securities means any mortgage-related security (other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities), such as securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, and stripped mortgage securities (generally interest-only and principal-only securities). Exposures to mortgage-related securities through derivatives or other financial instruments will be considered investments in mortgage-related securities. Privately-issued mortgage-related securities also may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages.

To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the 1940 Act asset coverage requirements otherwise applicable to borrowings by the Fund.

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MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Fund’s Board of Trustees consists of seven Trustees, four of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Investment Manager (the “Independent Trustees”). Two additional Trustees who will not initially be treated as Independent Trustees due to their ownership of shares of potential members of the underwriting syndicate for the initial public offering of the Fund’s Common Shares, are expected to qualify as Independent Trustees following the completion of the initial public offering.

An Independent Trustee serves as Chairman of the Board of Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees has established certain standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that its leadership structure, including an Independent Chairman, a majority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Investment Manager and Sub-Adviser in the day-to-day management of Fund affairs and the extent to which the work of the Board is conducted through the Committees. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Investment Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight. The Fund has retained the Investment Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Investment Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Investment Manager and its affiliates serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Investment Manager and the Sub-Adviser employ different processes, procedures and controls to identify and manage different types of risks that may affect the Fund. The Board oversees the performance of these functions by the Investment Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board will receive from the Investment Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board intends to meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks. The Board has emphasized to the Investment Manager and the Sub-Adviser the importance of maintaining vigorous risk management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Investment Manager’s organization including its Head of Risk Management, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board will periodically discuss relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and will review the CCO’s reports. Further, the Board will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it will receive concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

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The Trustees and executive officers of the Fund, their year of birth, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Independent Trustees(1)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Hans W. Kertess 1939 Class I	Trustee & Chairman of the Board	Since inception.	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2000.	65	None

Deborah A. DeCotis 1952 Class III	Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2011.	65	None

Bradford K. Gallagher 1944 Class II	Trustee	Since inception.	Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	65	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

James A. Jacobson 1945 Class II	Trustee	Since inception.	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2009.	65	Trustee, Alpine Mutual Funds Complex consisting of 17 funds
Interested Trustees(3)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
John C. Maney 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 1959 Class III	Trustee	Since inception.	Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and also Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	84	None

William B. Ogden, IV 1945 Class I	Trustee	Since inception.	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	65	None

Alan Rappaport 1953 Class I	Trustee	Since inception.	Advisory Director (since 2012), formerly Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	65	None

(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
(2)	The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate and Income Opportunity Fund, PIMCO Corporate and Income Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund and each series of Allianz Global Investors Managed Accounts Trust.
(3)	“Interested Trustees” are those Trustees treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Asset Management of America L.P. and the Investment Manager. Mr. Ogden owns shares of Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, two of the underwriters of the Fund’s initial Common Share offering. Mr. Ogden will be treated by the Fund as an “interested person” of the Fund through his ownership of shares of Citigroup Global Markets Inc. and Wells Fargo Securities, LLC until such time as each such entity completes its participation in the distribution of the Fund’s Common Shares, and thereafter is expected to qualify as and be treated as an Independent Trustee. Mr. Rappaport will also be treated by the Fund as an “interested person” of the Fund due to his ownership of shares of certain potential underwriters, until the distribution of the Fund’s Common Shares is complete, and thereafter is expected to qualify as and be treated as an Independent Trustee.

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the Common Shareholders of the Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders.

Officers

Name and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Brian S. Shlissel 1964	President & Chief Executive Officer	Since inception.	Management Board, Managing Director, and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 54 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	Since inception.	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	Since inception.	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

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Name and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Youse E. Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1972	Chief Compliance Officer	Since inception.	Senior Vice President, Chief Compliance Officer, and deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1971	Assistant Treasurer	Since inception.	Senior Vice President, Allianz Global Investors Fund Management LLC and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran 1961	Assistant Treasurer	Since inception.	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of the Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili 1974	Assistant Treasurer	Since inception.	Vice President, Allianz Global Investors Fund Management LLC and Assistant Treasurer of 84 funds in the Fund Complex.

Lagan Srivastava 1977	Assistant Secretary	Since inception.	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Each Trustee has served in such role since prior to the Fund commencing operations and is familiar with the Fund’s business and service provider arrangements, and each has also served for several years as trustee/director to a number of other investment companies advised by the Investment Manager and its affiliates, except Messrs. Gallagher and Rappaport and Ms. DeCotis, who have served in such capacity since September 2010, June 2010 and March 2011, respectively. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Investment Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment banking firm.

Committees of the Board of Trustees

Audit Oversight Committee. The Fund’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Fund’s Audit Oversight Committee is currently composed of Messrs. Gallagher, Jacobson and Kertess and Ms. DeCotis, each of whom is an Independent Trustee. The Fund expects Messrs. Ogden and Rappaport to join the committee when they become Independent Trustees. Mr. Jacobson is the current Chairman of the Fund’s Audit Oversight Committee.

The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund and certain affiliates, including the Investment Manager and the Sub-Adviser, and entities in a control relationship with the Investment Manager or the Sub-Adviser, that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Nominating Committee. The Fund has a Nominating Committee currently composed of Messrs. Gallagher, Jacobson and Kertess and Ms. DeCotis, each of whom is an Independent Trustee. The Fund expects Messrs. Ogden and Rappaport to join the committee when they become Independent Trustees. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Valuation Committee. The Fund’s Valuation Committee is currently composed of Messrs. Gallagher, Jacobson and Kertess and Ms. DeCotis, each of whom is an Independent Trustee. The Fund expects Messrs. Ogden and Rappaport to join the committee when they become Independent Trustees. The Valuation Committee has been delegated responsibility by the Fund’s Board for overseeing determinations of the fair value of the Fund’s portfolio securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Investment Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Compensation Committee. The Fund’s Compensation Committee is currently composed of Messrs. Gallagher, Jacobson and Kertess and Ms. DeCotis, each of whom is an Independent Trustee. The Fund expects Messrs. Ogden and Rappaport to join the committee when they become Independent Trustees. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Investment Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2012:

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Bradford K. Gallagher	None	$50,001 - $100,000
James A. Jacobson	None	$Over 100,000
Hans W. Kertess	None	$Over 100,000
Deborah A. DeCotis	None	$Over 100,000
Interested Trustee
John C. Maney	None	$Over 100,000
William B. Ogden, IV	None	$Over 100,000
Alan Rappaport	None	$Over 100,000

*	The term “Family of Investment Companies” as used herein includes the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate and Income Opportunity Fund, PIMCO Corporate and Income Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund and each series of Allianz Global Investors Managed Accounts Trust.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2012:

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Deborah A. DeCotis	None	N/A	N/A	N/A	N/A
Bradford K. Gallagher	None	N/A	N/A	N/A	N/A
James A. Jacobson	None	N/A	N/A	N/A	N/A
Hans W. Kertess	None	N/A	N/A	N/A	N/A

As of December 31, 2012, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of December 31, 2012 to the knowledge of the Fund, the following entities owned beneficially or of record more than five percent (5%) of the outstanding Common Shares of the Fund as indicated:

Beneficial Owner	Number of Common Shares	Percentage of the Fund’s outstanding Common Shares
Allianz Asset Management of America L.P.	4,189	100%

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Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, NFJ Dividend, Interest & Premium Strategy Fund, PIMCO Dynamic Income Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS®& Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Investment Manager serves as investment manager and affiliates of the Investment Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”); and Allianz Global Investors Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Fund and the Allianz Closed-End Funds, the “Allianz Managed Funds”).

Each of the Allianz Managed Funds is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Investment Manager, PIMCO, or any entity controlling, controlled by or under common control with the Investment Manager or PIMCO, receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee chairman receives an additional $50,000 per year, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings is allocated pro rata among the Allianz Managed Funds for which such Trustee serves as trustee based on the complexity of issues relating to each such Fund and relative time spent by the Trustees in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending December 31, 2013. For the calendar year ended December 31, 2012, the Independent Trustees received the compensation set forth in the table below for serving as trustees of the funds in the same “Fund Complex” as the Fund. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser serves without any compensation from the Fund.

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Name of Trustee	Aggregate compensation from the Fund for the Fiscal Year Ended December 31, 2013*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2012
Trustees
Deborah A. DeCotis	$3,690	N/A	N/A	$250,000
Bradford K. Gallagher	$3,690	N/A	N/A	$250,000
James A. Jacobson	$4,428	N/A	N/A	$300,000
Hans W. Kertess	$4,797	N/A	N/A	$325,000
Interested Trustees
William B. Ogden, IV	$3,690	N/A	N/A	$250,000
Alan Rappaport	$3,690	N/A	N/A	$250,000

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during its initial fiscal year and upon estimated relative net assets of the Allianz Managed Funds for which the particular Trustee serves.

The Fund has no employees. Its officers and Mr. Maney are compensated by the Investment Manager and/or PIMCO and/or their affiliates.

Codes of Ethics

The Fund, the Investment Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Investment Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Investment Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Investment Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet Web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC, information on the operation of which may be obtained by calling 1-800-551-8090. Copies may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGER AND SUB-ADVISER

Investment Manager

Allianz Global Investors Fund Management LLC (as previously defined, the “Investment Manager”) serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund.

The Investment Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Asset Management of America LLC. Allianz

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Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German Company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. The address for Allianz, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of Allianz has substantially delegated its management and control of Allianz to a Management Board.

The Investment Manager is located at 1633 Broadway, New York, NY 10019. The Investment Manager had approximately $49 billion in assets under management as of December 31, 2012.

The Investment Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Manager, the investments of the Fund. The Investment Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Investment Manager has retained its affiliate, PIMCO, to serve as the Fund’s sub-adviser.

Investment Management Agreement

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Investment Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to

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the Fund’s investment objectives, policies and restrictions; provided that, so long as the Investment Manager retains one or more sub-advisers for the Fund, the Investment Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with the Sub-Adviser the investment policies of the Fund.

Subject to the control of the Trustees, the Investment Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Manager. The Investment Manager has, at its own expense, retained State Street Bank and Trust Company to perform certain administrative services for the Fund and may retain affiliates to provide other administrative service. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Investment Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an annual management fee, payable on a monthly basis, at the annual rate of 1.15% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Investment Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Investment Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund

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may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Because the Fund is newly organized, no fees were paid to the Investment Management pursuant to the Investment Management Agreement in any prior fiscal year.

Sub-Adviser

PIMCO, an affiliate of the Investment Manager, serves as sub-adviser for the Fund pursuant to a portfolio management agreement (the “Portfolio Management Agreement”) between PIMCO and the Investment Manager. PIMCO, a Delaware limited liability company provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. As further described above, through various holding company structures, Allianz Asset Management of America L.P. is majority-owned by Allianz SE.

Portfolio Management Agreement

Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Investment Manager, PIMCO’s obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

The Investment Manager (and not the Fund) pays a portion of the fees it receives under the Investment Management Agreement to PIMCO in return for PIMCO’s services. The fee is currently paid monthly at the annual rate of 1.025% of the Fund’s average daily total managed assets.

Because the Fund is newly organized, no fees were paid to PIMCO pursuant to the Portfolio Management Agreement in any prior fiscal year.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $2 trillion of assets under management as of December 31, 2012.

Certain Terms of the Investment Management and Portfolio Management Agreements

The Investment Management Agreement and the Portfolio Management Agreement are subject to the approval of the Trustees of the Fund (including all of the Trustees who are not “interested persons of the Investment Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that

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purpose, of a majority of those Trustees who are not “interested persons” of the Investment Manager, PIMCO or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to the Fund or by the Fund to the Investment Manager. The Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to PIMCO or by PIMCO to the Investment Manager, or by the Fund at any time by notice to the Investment Manager and PIMCO.

The Investment Management Agreement and the Portfolio Management Agreement each provide that the Investment Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Portfolio Managers

Other Accounts Managed. Messrs. Seidner, Kiesel, Murata and Devabhaktuni and Ms. MacLean also manage the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies, as of November 30, 2012: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Marc P. Seidner
Registered Investment Companies	2	3,636.04	0	0.00
Other Pooled Investment Vehicles	2	102.75	0	0.00
Other Accounts	104	31,052.94	11	4,639.00

Mark R. Kiesel
Registered Investment Companies	9	36,747.29	0	0.00
Other Pooled Investment Vehicles	27	40,667.98	5	394.65
Other Accounts	128	55,564.79	12	5,281.40

Alfred T. Murata
Registered Investment Companies	1	37.81	0	0.00
Other Pooled Investment Vehicles	2	2,048.95	0	0.00
Other Accounts	3	436.72	0	0.00

Sai S. Devabhaktuni
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	4	22.36	0	0.00

Elizabeth MacLean
Registered Investment Companies	2	1,951.62	0	0.00
Other Pooled Investment Vehicles	2	723.48	0	0.00
Other Accounts	10	1,827.14	0	0.00

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Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

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Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Broad and Wide-Ranging Activities. The portfolio managers, the Investment Manager, PIMCO and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Investment Manager, PIMCO and their affiliates may engage in activities where the interests of certain divisions of the Investment Manager, PIMCO and their affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Investment Manager, PIMCO and their affiliates may expand the range of services that they provide over time. Except as provided herein, the Investment Manager, PIMCO and their affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Investment Manager, PIMCO and their affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager and PIMCO for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not

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use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar rolls borrowings, and any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s and PIMCO’s fees.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

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In certain countries with significant tax implications for employees who participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount

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determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Securities Ownership

Because the Fund is newly organized, currently no shares of the Fund are owned by Fund portfolio management. Certain portfolio managers and other officers and employees of the Sub-Adviser and its affiliates and their relatives (the “affiliated purchasers”) may purchase Common Shares at the offering price of $25 per Common Share.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities have been included as Appendix A. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and PIMCO are also included in Appendix A.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th will be made available without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197, on the Fund’s website at http://www.allianzinvestors.com/closedendfunds and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Investment Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by the Investment Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Investment Manager, PIMCO, their affiliates and their employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Investment Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Investment Manager’s or PIMCO’s trade allocation policy, as applicable, that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. The Investment Manager or PIMCO may acquire on behalf of its clients

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(including the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. The Investment Manager or PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

The Investment Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions. In some cases, the Investment Manager or PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including the Fund, from that or another broker-dealer. The Investment Manager and PIMCO have adopted procedures they believe are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

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Subject to the supervision of the Investment Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for the Fund and buys and sells such securities, options, futures, swap agreements and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the best execution available. In seeking best execution, PIMCO, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Because the Fund is newly-organized, it did not pay any brokerage commissions in a prior fiscal year.

Subject to the supervision of the Investment Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund’s portfolio transactions. PIMCO also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for the Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Investment Manager nor the portfolio management fee paid by the Investment Manager to PIMCO is reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in such Act) to PIMCO an amount of disclosed commission or spread for effecting a securities

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transaction for the Fund in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is an affiliate of the Investment Manager or PIMCO where, in the judgment of the Investment Manager or PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Investment Manager or PIMCO may receive and retain compensation for effecting portfolio transactions for the Fund if the commissions paid to such an affiliated broker-dealer by the Fund do not exceed applicable 1940 Act limitations.

SEC rules further require that commissions paid to such an affiliated broker dealer, the Investment Manager or PIMCO by the Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Since the securities in which the Fund will invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, the Fund’s anticipated investments in securities subject to stated commissions are expected to generally constitute a small percentage of the aggregate dollar amount of the Fund’s transactions.

The Fund is newly-organized and did not pay any commissions to affiliated brokers in a prior fiscal year.

References to PIMCO in this section would apply equally to the Investment Manager if the Investment Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

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Holdings of Securities of the Fund’s Regular Brokers and Dealers

The Fund is newly-organized and did not acquire or hold any securities of its regular broker-dealers in a prior fiscal year.

DISTRIBUTIONS

See “Distributions” in the Prospectus for information relating to distributions to Fund shareholders.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The listing of the Fund’s Common Shares on the NYSE has been approved, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price equal to a higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

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ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the holders of shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the

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Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) upon written notice to shareholders of the Fund.

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

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The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the

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relationship of the market price of the Common Shares to net asset value, the extent, if any, to which the Fund’s capital structure is leveraged and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust–Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” preferred shares, if issued, voting as a separate class, in order to authorize a conversion.

If the Fund converted to an open-end company the Fund’s Common Shares likely would no longer be listed on the NYSE. In addition, if the Fund were to convert to an open-end company, it would likely have to significantly reduce any leverage it is then employing and would not be able to invest more than 15% of its net assets in illiquid securities, either or both of which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when reverse repurchase agreements, borrowings, or preferred shares or other forms of leverage are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Principal Risks of the Fund–Leverage Risk.”

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Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax consequences of an investment in Common Shares of the Fund is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this Statement of Additional Information. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretation. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in Common Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Common Shares of the Fund. There may be other U.S. federal income tax consequences applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total

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assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. In certain circumstances, it may be difficult for the Fund to meet the income test described in clause (i) or the diversification test set forth in clause (ii) of the third preceding paragraph. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, and disposing of certain

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assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. Such dividend income generally would be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of non-corporate shareholders, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to distribute all or substantially all of its investment company taxable income, its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) in each taxable year. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if the Fund is permitted to elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date if the Fund makes the election referred to immediately above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

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A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund makes the election referred to in the previous paragraph), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or later if the Fund makes the election referred to in the previous paragraph) generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions

The Fund intends to make monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. A shareholder whose distributions are reinvested in Common Shares under the Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if Newly Issued Common Shares are issued under the Plan, generally the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to Common Shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned

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(or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by a non-corporate shareholder, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Interest income, short-term capital gain and, generally, REIT distributions, are not qualified dividend income. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend, providing holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even

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though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales or Exchanges of Shares

The sale or exchange of shares of the Fund by a shareholder may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased (whether through the automatic reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares in certain circumstances, such shareholder will be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares of the Fund; if isolated, any such risk is likely remote. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

The Fund’s repurchase of Common Shares on the open market similarly results in a percentage increase in the interests of remaining shareholders. In such a case, a selling shareholder would likely have no specific knowledge that he or she is selling his or her shares to the Fund. It is therefore less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

Medicare Tax

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income”

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generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Fund shares. Common Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Original Issue Discount, Market Discount, Payment-in-Kind Securities, Preferred Securities and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (including zero-coupon bonds) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and thus is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or, in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently. If this election is made, the Fund will be required to include currently any accrued market discount on such debt obligations in the Fund’s taxable income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the debt obligations. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher Risk Securities.”

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

By reason of holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

High Yield Discount Obligations

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Municipal Bonds

The interest on municipal bonds is generally exempt from U.S. federal income tax. The Fund does not expect to invest 50% or more of its assets in municipal bonds on which the interest is exempt from U.S. federal income tax, or in interests in other RICs. As a result, it does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax

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rules. As a result, interest on municipal bonds is taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal bonds are taxable to shareholders of the Fund when distributed to them.

As discussed in “Investment Objectives and Policies,” unlike most municipal bonds, interest paid by an issuer on a Build America Bond is taxable to the bondholder. Thus, the interest the Fund receives on such bonds will be included in the Fund’s taxable income and taxable to shareholders as ordinary income when distributed by the Fund.

If the Fund holds, directly or indirectly, one or more tax credit Build America Bonds (which will have been issued prior to December 31, 2010) on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC, such as the Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below), and (iii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

The U.S. federal income tax treatment of the Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums from the Fund’s option writing activity are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indexes and options not listed on certain exchanges) the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise

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terminates the option. If a call option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s adjusted tax basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The tax treatment of certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities), as well as certain futures contracts, will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the nondeductible 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Certain options and futures listed on non-U.S. exchanges will meet the requirements for Section 1256 treatment.

Certain covered call-writing activities of the Fund, if any, may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction for corporations.

In addition to the foregoing special rules in respect of futures and options transactions, the Fund’s transactions in other derivatives contracts (e.g., swap agreements and forward contracts), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be, among other things, to accelerate the recognition of income to the Fund, to defer losses to the Fund, to cause

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adjustments in the holding periods of the Fund’s securities, to convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. Income from certain commodity-linked instruments does not constitute qualifying income to the Fund. The tax treatment of commodity-linked notes and certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund will fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises and the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining current or accumulated earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in the shares and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could

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require a larger dividend toward the end of the calendar year, and may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Non-U.S. Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at its year end consists of the securities of non-U.S. (foreign) corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which the shareholder might not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such non-U.S. taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “non-U.S. person” or a “non-U.S. shareholder”) are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding. Effective for taxable

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years of a RIC beginning before January 1, 2014, the RIC is not required to withhold any amounts with respect to (i) distributions (other than distributions to a non-U.S. person (w) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. person and the non-U.S. person is a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. person, to the extent such distributions are properly reported by the Fund (“interest-related dividends”), and (ii) distributions (other than (a) distributions to an individual non-U.S. person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distribution are properly reported by the Fund (“short-term capital gain dividends”). A RIC is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold against a payment even if the RIC reports such payment as an interest-related and/or short-term capital gain dividend. This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Subject to certain exceptions (e.g., if the Fund were a “United States real property holding company” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated “earnings and profits” for the applicable taxable year) when paid to its non-U.S. shareholders.

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a non-U.S. shareholder attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands

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generally would be subject to U.S. withholding tax. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% non-U.S. shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale. Moreover, if the Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% non-U.S. shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above. Non-U.S. shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States (subject to the terms of any applicable treaty), (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of Common Shares or to the Capital Gain Dividend the non-U.S. shareholder received (as described above).

If a beneficial holder who is a non-U.S. person has a trade or business in the United States, and Fund dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividends will be subject to federal net income taxation at

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regular income tax rates. If a non-U.S. person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by such person in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Reporting and Withholding for U.S. Shareholders and Non-U.S. Shareholders

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of, and gross proceeds from the sale or disposition of instruments that produce, U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Reporting Requirements regarding Foreign Bank and Financial Accounts

If a shareholder owns directly or indirectly more than 50% by vote or value of the Fund, it should consult its tax advisor regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”).

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Shareholders could be subject to substantial penalties for failure to comply with this reporting requirement. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions or the gross proceeds of a sale or exchange of Common Shares paid to any non-corporate shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is currently 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is timely furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional federal, state, local and non-U.S. taxes, depending on each shareholder’s particular situation. Additionally, most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a fund meets all applicable state requirements. Therefore, shareholders in the Fund may be allowed to exclude from their state taxable income distributions made to them

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by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by GNMA and FNMA, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation. The Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.

The Fund is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as independent registered public accounting firm for the Fund. PwC provided audit services, tax and other audit related services to the Fund.

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COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund. Certain legal matters will be passed upon for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of

PIMCO Dynamic Credit Income Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of PIMCO Dynamic Credit Income Fund (the “Fund”) at December 7, 2012 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit of the financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 13, 2012

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

115

FINANCIAL STATEMENTS

PIMCO Dynamic Credit Income Fund

Statement of Net Assets

December 7, 2012

Assets:
Cash	$100,012

Net Assets	$100,012

Net Assets (4,189 shares of $0.00001 per value shares of beneficial interest issued and outstanding; unlimited shares authorized)	$100,012

Net asset value per share	$23.875

Notes to Statement of Net Assets:

1. Organization

PIMCO Dynamic Credit Income Fund (the “Fund”) was organized as a Massachusetts business trust on September 27, 2012. The Fund has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Asset Management of America L.P. (“AAM”) of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012. Allianz Global Investors Fund Management LLC (the “Investment Manager”), an affiliate of Pacific Investment Management Company LLC (“PIMCO or the ‘Sub-Adviser’), serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of AAM. AAM is an indirect, wholly -owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

The Fund seeks current income as a primary objective and capital appreciation as a secondary objective.

2. Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Sub-Adviser has agreed to pay the Fund’s organizational expenses of approximately $25,000 as well as the amount by which the Fund’s offering costs (other than the sales load) exceeds $0.05 per common share issued. The Fund’s offering costs are estimated to be $800,000 assuming 12,000,000 shares of beneficial interest are sold in the Fund’s initial offering. Offering costs will be charged to paid-in capital at the time such shares of beneficial interest are issued. The actual number of shares that are sold in the initial public offering, and associated offering costs, may differ significantly from the above estimates.

3. Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

4. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Investment Manager will receive an annual fee, payable monthly, at the annual rate of 1.15% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Pursuant to PIMCO’s portfolio management agreement with the Investment Manager, the Investment Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO for PIMCO’s services.

5. Subsequent Events

The Fund considered subsequent events through the date this report was issued and concluded that no subsequent events of a material effect have occurred from the date of the financial statements through the date this report was issued.

116

Appendix A

Description of Proxy Voting Policy and Procedures

PIMCO Dynamic Credit Income Fund (the “Fund”)

Proxy Voting Policy

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Fund. AGIFM’s Proxy Voting Policy Summary is attached as Exhibit 1 hereto. A summary of the detailed proxy voting policies of the Fund’s current sub-adviser is set forth in Exhibit 2 attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser of the Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

A-1

Exhibit 1

Allianz Global Investors Fund Management LLC (“AGIFM”)

Proxy Voting Policy Summary

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

118

Exhibit 2

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds and their shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each Fund that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation, or the portfolio managers of the Fund propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the Fund or between the Fund and another PIMCO-advised fund or account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and the Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between the Fund and one or more other PIMCO-advised funds or accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each fund’s or account’s best interests if the conflict exists between funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

119

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.

2.	Exhibits:

a.	Amended and Restated Agreement and Declaration of Trust dated December 12, 2012—filed herewith.

b.	Amended and Restated Bylaws of Registrant dated December 12, 2012—filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust—filed herewith as exhibit a.

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant—filed herewith exhibit b.

d.3	Form of Share Certificate of the Common Shares—filed herewith.

e.	Terms and Conditions of Dividend Reinvestment Plan—filed herewith.

f.	None.

g.1	Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC—filed herewith.

g.2	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC (“PIMCO”)—filed herewith.

h.1	Form of Underwriting Agreement—filed herewith.

h.2	Form of Master Selected Dealers Agreement—filed herewith.

h.3	Form of Master Agreement Among Underwriters—filed herewith.

h.4	Form of Structuring Fee Agreement for UBS Securities LLC—filed herewith.

h.5	Form of Structuring Fee Agreement for Citigroup Global Markets Inc.—filed herewith.

h.6	Form of Structuring Fee Agreement for Morgan Stanley & Co. LLC—filed herewith.

h.7	Form of Structuring Fee Agreement for Wells Fargo Securities, LLC—filed herewith.

h.8	Form of Structuring Fee Agreement for Barclays Capital Inc.—filed herewith.

h.9	Form of Structuring Fee Agreement for RBC Capital Markets, LLC—filed herewith.

i.	None.

j.	Custodian Agreement between Registrant and State Street Bank & Trust Company—filed herewith.

k.1	Certificate of Appointment of American Stock Transfer & Trust Company, LLC as Transfer Agent and Registrar—filed herewith.

k.2	Regulations of American Stock Transfer & Trust Company, LLC—filed herewith.

k.3	Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO—filed herewith.

k.4	Support Services Agreement between Registrant and Allianz Global Investors Distributors LLC—filed herewith.

k.5	Support Services Agreement between Registrant and PIMCO Investments LLC—filed herewith.

l.	Opinion and consent of Ropes & Gray LLP—field herewith .

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm—filed herewith.

o.	None.

p.	Subscription Agreement—filed herewith.

q.	None.

r.1	Amended and Restated Code of Ethics of Registrant—filed herewith.

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC—filed herewith.

r.3	Code of Ethics of PIMCO—filed herewith.

r.4	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers—filed herewith.

s.	Powers of Attorney for Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden IV and Alan Rappaport.(1)

(1)	Incorporated by reference to pre-effective amendment no. 2 to Registrant’s Registration Statement on Form N-2 relating to its Common Shares of beneficial interest, File Nos. 333-184290 and 811-22758 (filed December 18, 2012).

Item 26:	Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Selected Dealers Agreement, the Form of Master Agreement Among Underwriters, the Form of Structuring Fee Agreement for UBS Securities LLC, the Form of Structuring Fee Agreement for Citigroup Global Markets Inc., the Form of Structuring Fee Agreement for Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement for Wells Fargo Securities, LLC, the Form of Structuring Fee Agreement for Barclays Capital Inc. and the Form of Structuring Fee Agreement for RBC Capital Markets, LLC filed as Exhibit h.1, Exhibit h.2, Exhibit h.3, Exhibit h.4, Exhibit h.5, Exhibit h.6, Exhibit h.7, Exhibit h.8 and Exhibit h.9, respectively, to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$450,120
Financial Industry Regulatory Authority, Inc. Fees	225,500
Printing and Postage Expenses	355,000
Legal Fees	375,000
New York Stock Exchange Fees	40,000
Marketing Expenses	250,000
Underwriting Reimbursement	60,000

Total	1,755,620

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At December 31, 2012:

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	1

Item 30:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is filed herewith.

The form of Underwriting Agreement filed herewith provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify others, their directors or trustees, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering as described herein, including certain liabilities under the federal securities laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is made to section 9.4 of the Form of Master Agreement Among Underwriters filed herewith as Exhibit (h.3), which is incorporated herein by reference.

Item 31:	Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager and Pacific Investment Management Company LLC, the Registrant’s portfolio manager, are set forth under the captions “Investment Manager” and “Portfolio Manager” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC.

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Name	Position with AGIFM	Other Connections

John Carroll	Member — Management Board	Managing Director and Chief Executive Officer of Allianz Global Investor Distributors LLC, Member — Executive Committee of Allianz Global Investors U.S. Holdings LLC, and Member — Management Board of Allianz Global Investors U.S. LLC.

David Jobson	Member — Management Board	Managing Director of Allianz Global Investor Distributors LLC.

John C. Maney	Management Board and Managing Director	Member — Management Board, Managing Director and Chief Operating Officer of Allianz Asset Management of America LLC, Sole Member - Management Board, Managing Director and

Name	Position with AGIFM	Other Connections
COO of Allianz Asset Management of America L.P., COO of Allianz Asset Management U.S. Holding II LLC, Director and COO of PIMCO Global Advisors (Resources) Limited, EVP of PIMCO Japan Ltd, Member — Board of Directors and COO of Allianz Asset Management of America Holdings Inc., Sole Member - Board of Directors and COO of Oppenheimer Group, Inc.

Brian Shlissel	Member -Management Board and Managing Director	None.

Julian Slayters	Member - Management Board	Member — Management Board of Allianz Global Investors U.S. LLC.

Michael J. Puntoriero	Chief Financial Officer	Chief Financial Officer of Allianz Asset Management of America Holdings Inc., Allianz Asset Management U.S. Holding II LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd., PIMCO Global Holdings LLC, PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.; Managing Director and Chief Financial Officer of Allianz Asset Management of America LLC, Allianz Asset Management of America L.P., Allianz Global Investors U.S. LLC, Allianz Global Investors U.S. Holdings LLC; Director and Chief Financial Officer of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Global Investors Distributors LLC.

Lawrence G. Altadonna	Senior Vice President	None.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary	Executive Vice President of Allianz Global Investors U.S. Holdings LLC.

James T. Funaro	Senior Vice President - Tax Matters	Senior Vice President of Allianz Asset Management of America L.P. and Allianz Asset Management of America Holdings Inc.; Senior Vice President — Tax Matters of Allianz Asset Management of America LLC, Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., and StocksPLUS Management, Inc.

Name	Position with AGIFM	Other Connections

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Treasurer of Allianz Asset Management of America LLC, Allianz Asset Management of America L.P., Allianz Asset Management of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors U.S. LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PIMCO Global Holdings LLC, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited, Vice President and Controller of PIMCO Australia Pty. Ltd., PIMCO Europe Limited and PIMCO Japan Ltd., Treasurer of Allianz Asset Management U.S. Holding II LLC, Caywood - Scholl Capital Management LLC.

Colleen Martin	Senior Vice President and Controller	Senior Vice President and Controller of Allianz Asset Management of America LLC, Allianz Asset Management of America Holdings Inc., Allianz Global Investors U.S. LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group Inc., PIMCO Global Holdings LLC, PIMCO Global Advisers LLC, PIMCO Global Advisors (Resources) Limited; Controller of RCM Capital Management LLC, and StocksPlus Management Inc.; Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller of Allianz Global Investors Distributors LLC; Chief Financial Officer, Financial Operations Principal of PIMCO Investments LLC; and Controller of Allianz Asset Management U.S. Holding II LLC.

Albert A. Pisano	Senior Vice President and Chief Compliance Officer	Senior Vice President of Allianz Global Investors U.S. Holdings LLC.

Scott Whisten	Senior Vice President	None.

Kellie E. Davidson	Assistant Secretary	Secretary of Allianz Asset Management of America LLC, and Allianz Asset Management of America L.P., Assistant Secretary of Allianz Asset Management of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Asset Management U.S. Holding II LLC, Allianz Global Investors U.S. Holdings LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., PIMCO Global Holdings LLC, PIMCO Global Advisors

Name	Position with AGIFM	Other Connections

LLC, PIMCO Global Advisors (Resources) Limited and Allianz Global Investors U.S. LLC.

Richard Cochran	Vice President	None.

Orhan Dzemaili	Vice President	None.

Pacific Investment Management Company LLC

840 Newport Center Drive, Suite 100

Newport Beach, CA 92660

Name	Position with PIMCO	Other Connections

Amey, Mike	Managing Director	Director, PIMCO Europe Limited

Anderson, Josh	Managing Director

Baker, Brian P.	Managing Director	Director, PIMCO Asia Pte Ltd. and PIMCO Asia Limited (Hong Kong)

Balls, Andrew T.	Managing Director

Benz II, William R.	Managing Director	Director, PIMCO Europe Limited, PIMCO Global Advisors (Ireland) Limited

Bhansali, Vineer	Managing Director

Bodereau, Philippe	Managing Director

Bosomworth, Andrew	Managing Director	Director, PIMCO Deutschland Gmblt

Bridwell, Jennifer S.	Managing Director

Callin, Sabrina C.	Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.

Cupps, Wendy W.	Managing Director

Dada, Suhail H.	Managing Director

Dawson, Craig A.	Managing Director	Director, PIMCO Deutschland Gmblt, PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg IV S.A.

De Leon, Bill	Managing Director

Dialynas, Chris P.	Managing Director

Durham, Jennifer E.	Managing Director and Chief Compliance Officer	Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT

El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co- Chief Investment Officer	Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, CEO, PIMCO Global Advisors LLC, PIMCO Global Holdings LLC Formerly President and CEO of Harvard Management Co.

Flattum, David C.	Managing Director and General Counsel	Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust,

Name	Position with PIMCO	Other Connections
PIMCO Equity Series and PIMCO Equity Series VIT, Director, PIMCO Europe Limited, PIMCO Canada Corp., PIMCO Australia Pty Ltd., PIMCO Asia Ltd., Secretary, PIMCO Global Holdings LLC

Gomez, Michael	Managing Director

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member	Director and Vice President, StocksPLUS Management, Inc., Senior Vice President of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT

Harris, Brent Richard	Managing Director and Executive Committee Member	Director and President, StocksPLUS Management, Inc., Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Trustee, Chairman and Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT.

Hodge, Douglas M.	Managing Director and Chief Operating Officer	Trustee and Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd., PIMCO Asia Limited (Hong Kong), PIMCO Canada Corp. COO, PIMCO Global Advisors LLC, PIMCO Global Holdings LLC

Holden, Brent L.	Managing Director

Hong, Ki Myung	Managing Director	Director, PIMCO Australia Pty Ltd., PIMCO Asia Pte Ltd., PIMCO Asia Ltd, PIMCO Japan Ltd. Formerly Vice Chairman of Asia Pacific, Bank of America Merrill Lynch

Ivascyn, Daniel J.	Managing Director

Jacobs IV, Lew W.	Managing Director	Director, PIMCO Europe Limited

Kiesel, Mark R.	Managing Director

Lahr, Chuck	Managing Director

Lown, David C.	Managing Director

Masanao, Tomoya	Managing Director

Mather, Scott A.	Managing Director

Mattu, Ravi K.	Managing Director	Formerly, Head of Research and Strategy, Citadel Securities.

McDevitt, Joseph V.	Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited, Director, PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg IV S.A.

Name	Position with PIMCO	Other Connections
Mead, Robert	Managing Director

Mewbourne, Curtis A.	Managing Director

Miller, John M.	Managing Director

Mogelof, Eric	Managing Director

Moore, James F.	Managing Director

Murata, Alfred	Managing Director

Ongaro, Douglas J.	Managing Director	SVP, PIMCO Investments LLC

Otterbein, Thomas J.	Managing Director

Pagani, Lorenzo	Managing Director

Parikh, Saumil H.	Managing Director

Ravano, Emanuele	Managing Director	Director, PIMCO Europe Limited

Rodosky, Stephen A.	Managing Director

Schneider, Jerome	Managing Director

Seidner, Marc Peter	Managing Director

Short, Jonathan D.	Managing Director	Chairman, PIMCO Investments LLC

Simon, W Scott	Managing Director

Stracke, Christian	Managing Director

Strelow, Peter G.	Managing Director

Sutherland, Eric	Managing Director	Head of Sale, PIMCO Investments LLC

Takano, Makoto	Managing Director	Director and President, PIMCO Japan Ltd.

Thimons, Josh	Managing Director

Vaden, Andrew T.	Managing Director

Wang, Qi	Managing Director

Wilson, Susan L.	Managing Director

Worah, Mihir P.	Managing Director

Young, Robert	Managing Director

Item 32: Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, and Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, or the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of PIMCO Dynamic Credit Income Fund (the “Fund”) is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment no. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 25th day of January, 2013.

PIMCO Dynamic Credit Income Fund

By:	/S/ BRIAN S. SHLISSEL
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment no. 3 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/S/ BRIAN S. SHLISSEL	President & Chief Executive Officer	January 25, 2013
Brian S. Shlissel

/S/ LAWRENCE G. ALTADONNA	Treasurer and Principal Financial and Accounting Officer	January 25, 2013
Lawrence G. Altadonna

DEBORAH A. DECOTIS*	Trustee	January 25, 2013
Deborah A. DeCotis

BRADFORD K. GALLAGHER*	Trustee	January 25, 2013
Bradford K. Gallagher

JAMES A. JACOBSON*	Trustee	January 25, 2013
James A. Jacobson

HANS W. KERTESS*	Trustee	January 25, 2013
Hans W. Kertess

JOHN C. MANEY*	Trustee	January 25, 2013
John C. Maney

WILLIAM B. OGDEN, IV*	Trustee	January 25, 2013
William B. Ogden, IV

ALAN RAPPAPORT*	Trustee	January 25, 2013
Alan Rappaport

* By:	/S/ BRIAN S. SHLISSEL
Brian S. Shlissel Attorney-In-Fact Date: January 25, 2013

INDEX TO EXHIBITS

Exhibit	Exhibit Name

a.	Amended and Restated Declaration of Trust dated December 12, 2012

b.	Amended and Restated Bylaws dated December 12, 2012.

d.3	Form of Share Certificate.

e.	Terms and Conditions of Dividend Reinvestment Plan.

g.1	Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC.

g.2	Portfolio Management Agreement between Registrant and Pacific Investment Management Company LLC (“PIMCO”).

h.1	Form of Underwriting Agreement.

h.2	Form of Master Selected Dealers Agreement.

h.3	Form of Master Agreement Among Underwriters.

h.4	Form of Structuring Fee Agreement for UBS Securities LLC.

h.5	Form of Structuring Fee Agreement for Citigroup Global Markets Inc.

h.6	Form of Structuring Fee Agreement for Morgan Stanley & Co. LLC.

h.7	Form of Structuring Fee Agreement for Wells Fargo Securities, LLC.

h.8	Form of Structuring Fee Agreement for Barclays Capital Inc.

h.9	Form of Structuring Fee Agreement for RBC Capital Markets, LLC.

j.	Custodian Agreement between Registrant and State Street Bank & Trust Company.

k.1	Certificate of Appointment of American Stock Transfer & Trust Company, LLC as Transfer Agent and Registrar.

k.2	Regulations of American Stock Transfer & Trust Company, LLC.

k.3	Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO.

k.4	Support Services Agreement between Registrant and Allianz Global Investors Distributors LLC.

k.5	Support Services Agreement between Registrant and PIMCO Investments LLC.

l.	Opinion and consent of Ropes & Gray LLP.

n.	Consent of Registrants Independent Registered Public Accounting Firm.

p.	Subscription Agreement.

r.1	Amended and Restated Code of Ethics of Registrant.

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC.

r.3	Code of Ethics of PIMCO.

r.4	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.